UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-04719

                    The TETON Westwood Funds

(Exact name of registrant as specified in charter)

One Corporate Center

                     Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Teton Advisors, Inc.

One Corporate Center

                    Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

TETON WESTWOOD FUNDS
Mighty MitesSM Fund

SmallCap Equity Fund

Convertible Securities Fund

Equity Fund

Balanced Fund

Annual Report

September 30, 2020

  Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.tetonadv.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Funds, you may call 800-937-8966 or send an email request to info@tetonadv.com.

TETON WESTWOOD FUNDS

(Unaudited)

	Class AAA Shares							Class A Shares
	Average Annual Returns – September 30, 2020 (a)							Average Annual Returns – September 30, 2020 (a)(b)(c)
	1 Year	5 Year	10 Year	15 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments	1 Year	5 Year	10 Year	15 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments
Mighty Mites	(8.68)%	4.64%	7.35%	7.33%	9.50%	1.43%	1.43%	(12.55)%	3.52%	6.65%	6.79%	9.08%	1.68%	1.68%
SmallCap Equity	(10.08)	6.78	7.89	6.46	6.66	2.05	1.66	(13.93)	5.66	7.19	5.92	6.30	2.30	1.91
Convertible Securities	15.80	11.89	9.94	6.08	7.90	1.66	1.15	10.82	10.70	9.22	5.53	7.49	1.91	1.40
Equity	(4.32)	8.47	9.85	6.69	9.57	1.64	1.64	(8.38)	7.32	9.14	6.14	9.21	1.89	1.89
Balanced	(0.17)	6.83	7.25	5.75	8.03	1.37	1.37	(4.41)	5.70	6.55	5.20	7.61	1.62	1.62

	Class C Shares							Class I Shares
	Average Annual Returns – September 30, 2020 (a)(c)(d)							Average Annual Returns – September 30, 2020 (a)(c)
	1 Year	5 Year	10 Year	15 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments	1 Year	5 Year	10 Year	15 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments
Mighty Mites	(10.30)%	3.85%	6.55%	6.54%	8.81%	2.18%	2.18%	(8.43)%	4.90%	7.62%	7.56%	9.66%	1.18%	1.18%
SmallCap Equity	(11.71)	5.99	7.09	5.68	5.99	2.80	2.41	(9.87)	7.06	8.17	6.69	6.81	1.80	1.41
Convertible Securities	13.93	11.05	9.12	5.29	7.30	2.41	1.90	16.03	12.17	10.23	6.31	8.05	1.41	0.90
Equity	(5.99)	7.65	9.04	5.89	9.04	2.39	2.39	(4.09)	8.73	10.09	6.90	9.67	1.39	1.39
Balanced	(1.94)	6.05	6.46	4.96	7.43	2.12	2.12	0.09	7.11	7.52	5.97	8.15	1.12	1.12

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. For the SmallCap Equity and Convertible Securities Funds (and for the Mighty Mites Fund through September 30, 2005), Teton Advisors, Inc. (the Adviser) reimbursed expenses to limit the expense ratio. Had such limitations not been in place, returns would have been lower. The contractual expense limitations are in effect through January 31, 2021 and are renewable annually by the Adviser. The Funds, except for the Equity and Balanced Funds, impose a 2.00% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of a Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. The gross expense ratios and expense ratios after Adviser reimbursements are from the current prospectus dated January 28, 2020.

(b)	Includes the effect of the maximum 4.00% sales charge at the beginning of the period.
(c)

The performance of the Class AAA Shares is used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares. The performance for the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The performance for the Class I Shares would have been higher due to the lower expenses associated with this class of shares. The inception dates for the Class AAA Shares and the initial issuance dates for the Class A Shares, Class C Shares, and Class I Shares after which shares remained continuously outstanding are listed below.

(d)	Assuming payment of the 1.00% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

Inception Dates
	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Mighty Mites	05/11/98	11/26/01	08/03/01	01/11/08
SmallCap Equity	04/15/97	11/26/01	11/26/01	01/11/08
Convertible Securities	09/30/97	05/09/01	11/26/01	01/11/08
Equity	01/02/87	01/28/94	02/13/01	01/11/08
Balanced	10/01/91	04/06/93	09/25/01	01/11/08

The TETON Westwood Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.tetonadv.com or by calling the Funds at 800-WESTWOOD (800-937-8966). The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

Each Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Funds’ proxy voting policies, procedures, and how the Funds voted proxies relating to portfolio securities are available without charge, upon request, by (i) calling 800-WESTWOOD (800-937-8966); (ii) writing to The TETON Westwood Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) visiting the SEC’s website at www.sec.gov.

Performance Discussion (Unaudited)

Mighty Mites Fund

For the fiscal year ended September 30, 2020, the net asset value (NAV) total return per Class AAA Share of the TETON Westwood Mighty Mites Fund was (8.7)% compared with a total return of 0.4% for the Russell 2000 Index. See the next page for additional performance information.

The Fund primarily invests in small and micro-cap equity securities that have a market capitalization of $500 million or less at time of initial investment. The portfolio management team focuses on bottom up stock selection, seeking bite sized companies with excellent management teams, strong balance sheets, and superior long term fundamentals. As bottom up, fundamental, research driven investors, the team seeks to purchase the inefficiently priced stocks of excellent companies selling at a discount to their Private Market Value (PMV), and possess a catalyst that can unlock hidden value within the enterprise. As such, (y)our portfolio is diversified across a broad cross section of companies sharing these valuation characteristics.

The fiscal year started in October 2019 with the U.S. economy on solid footing, accommodative monetary policy coupled with a strong U.S. consumer and historically low unemployment levels. However, this stability was suddenly disrupted by the outbreak of COVID-19, which escalated into a global health crisis in February 2020. Accordingly, global equity markets fell sharply from record highs through the end of March attributable to the economic shock and uncertainty caused by lockdowns implemented to contain the spread of the virus. In response to the crisis, the U.S. initiated several monetary and fiscal policy actions. In March, the Federal Open Market Committee slashed the federal funds rate to 0%-0.25% and extended lending, at the same time Congress passed the Coronavirus Aid, Relief and Economic Security (CARES). These actions along with the gradual easing of restrictions through the spring supported a faster economic recovery than initially predicted, accordingly, U.S. equity markets substantially improved during the June quarter. But after continued strong performance in July and August, markets declined in September as concerns grew around a resurgence of virus cases in Europe, as well as the potential implications of the upcoming U.S. election cycle.

While markets rebounded from the lows of March, small and micro-capitalization companies have lagged the large cap recovery – through September the S&P 500 Index appreciated 13% compared to only 0.4% for the Russell 2000 Index. This disparity is even more pronounced when considering traditional “value” vs. “growth” sectors, particularly among smaller market capitalization issuers. The Russell 2000 Growth Index exited September up 15.7% for the year, whereas the Russell 2000 Value Index declined 14.9%. The Mighty Mites Fund, which remains overweight businesses with more exposure to cyclical end-markets, experienced similar dynamics.

As bottom up, fundamental, research driven investors, the team seeks to purchase inefficiently priced stocks of excellent companies selling at a discount to their Private Market Value (PMV), where a catalyst has been identified that can unlock shareholder value. The fund’s mandate is to primarily invest in companies with market capitalizations of $500 million or less at the time of initial purchase. During market volatility over the past year, we used this opportunity to increase existing positions buying at wider discounts to our estimated Private Market Value (PMV) and to add new micro-cap ideas to the portfolio where we believe the intrinsic value of the underlying business remains intact.

Among the Fund’s top contributors to performance for the year was Astec Industries Inc. (2.7% of net assets as of September 30, 2020), a manufacturer of asphalt and other road building equipment, has benefitted from new management’s efforts to simplify its historically complex operating structure and refocus the company on growth and operating improvement. The company also stands to benefit significantly from government stimulus directed towards infrastructure. InfuSystem Holdings, Inc. (0.7%) is a leading distributor and servicer of infusion pumps, both in the hospital and in ambulatory care settings. These are critical products for treating COVID-19 patients, which provided a significant boost to demand. Longer-term management is looking to leverage the company’s nationwide distribution network by entering adjacent markets for non-opioid pain management (nerve blocks) and negative pressure wound therapy with partner Cardinal Health. Cardlytics Inc. (0.5%) operates a purchase intelligence platform that connects marketers and financial institutions via cash-back advertisements in banks’ mobile and web applications. Its unique value proposition is its ability to aggregate financial institutions’ data and directly attribute customers’ spending to served advertising. It participates in the secular shift to digital advertising, a $90 billion market that has grown 15%-20% per year, and its scale and proprietary bank relationships provide a wide competitive moat.

Some of the detractors to performance included the fund’s largest position, Aerojet Rocketdyne (6.2%), a leading manufacturer of propulsion systems for space and military applications. Additionally, Aerojet owns a sizeable real estate portfolio with large holdings in the Sacramento, California area. Flushing Financial (0.8%), a bank holding company operating in the New York City area, declined as coronavirus lockdowns disproportionately impacted the local New York economy, raising credit concerns for the bank. Nathan’s Famous Inc. (2.0%), a branded food company and restaurant franchisor and operator, benefitted from increased at-home consumption of its iconic hotdogs and other products, which was partially offset by COVID-19 related closures and reduced traffic in its restaurant business.

We appreciate your continued confidence and trust.

Average Annual Returns through September 30, 2020 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year	Since Inception (5/11/98)
Mighty Mites Fund Class AAA	(8.68)%	4.64%	7.35%	7.33%	9.50%
Dow Jones U.S. Micro-Cap Total Stock Market Index	3.95	6.29	8.69	5.32	7.50(b)
Russell 2000 Index	0.39	8.00	9.85	7.03	6.69
Lipper Small Cap Value Fund Average	(15.18)	2.81	6.31	4.84	6.38(b)

In the current prospectuses dated January 28, 2020, the expense ratio for Class AAA Shares is 1.43%. See page 34 for the expense ratios for the year ended September 30, 2020. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Teton Advisors, Inc., (the Adviser) reimbursed expenses through September 30, 2005 to limit the expense ratios. Had such limitations not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Dow Jones U.S. Micro-Cap Total Stock Market Index is designed to provide a comprehensive measure of the micro-cap segment of the U.S. stock market. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small cap segment of the U.S. equity market. The Lipper Small Cap Value Fund Average reflects the average performance of mutual funds classified in this particular category. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Dow Jones U.S. Micro-Cap Total Stock Market Index and Lipper Small Cap Value Fund Average since inception performance is as of April 30, 1998.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE MIGHTY MITES FUND CLASS AAA, THE RUSSELL 2000 INDEX,

AND THE DOW JONES U.S. MICRO-CAP TOTAL STOCK MARKET INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SmallCap Equity Fund (Unaudited)

For the fiscal year ended September 30, 2020, the net asset value (NAV) total return per Class AAA Share of the TETON Westwood SmallCap Equity Fund was (10.1)% compared with a total return of 0.4% for the Russell 2000 Index. See the next page for additional performance information.

The Fund invests primarily in small cap companies that, through bottom-up fundamental research, the portfolio manager believes are attractively priced relative to their earnings growth potential or Private Market Value. The Fund characterizes small capitalization companies as those companies with a market capitalization between $100 million and $2.5 billion at the time of the Fund’s initial investment.

Following strong stock market gains in 2019, the first quarter of 2020 presaged an event-driven bear market, brought on by the rapid spread of a lethal pandemic. As we entered 2020, investors dumped stocks in a sharp global correction reminiscent of the market crashes of 1987, 2001, and the great recession of 2008. Fueling investor panic was the rapid spread in the U.S. of the coronavirus (COVID-19) pandemic, forcing hospital emergency rooms to the brink of capacity. President Trump declared a U.S. National Emergency as the contagion forced a virtual shutdown of the U.S. economy, forcing closure of factories, schools, restaurants, sporting events, hotels, entertainment, and air travel. California and New York, among other states, ordered residents to stay at home except for essential services. The impact has rippled broadly throughout the U.S. economy, disrupting supply chains, shuttering thousands of businesses and leading to a surge of more than six million jobless claims.

The second quarter 2020 exhibited a juggernaut of volatility as v-shaped recovery investor optimism faded amid fears of renewed COVID-19 virus outbreaks. Fueling investor optimism was the unexpected rise of 2.5 million in May non-farm payrolls following a 20.7 million tumble the prior month, which was the largest decline in records going back to 1939. The May jobless rate fell to 13.3% from 14.7%, signaling the economy is picking up faster than anticipated from the COVID-19-inflicted recession. Nearly all U.S. states added jobs in May, as businesses reopen in most areas of the country, recovering from huge employment losses. In June, Private Non-Farm payrolls grew 4.8 million, double the consensus expectation, and the unemployment rate declined to 11.1% from 12.5% in May.

During the September quarter 2020, the global economic recovery continued to gather momentum. In the U.S., extraordinary policy accommodation by the Federal Reserve, coupled with trillions in fiscal stimulus appropriated by Congress, appears to have stabilized both the equity and credit markets. The real economy, meanwhile, remains bifurcated as airline travel and leisure, restaurant and retail sectors struggle under the weight of COVID-19, while the working from home phenomenon has bolstered corporate capex investment in such verticals as personal computing, 5G, datacom connectivity, and cloud computing. Likewise, the market’s recovery has not been uniform.

Among our stronger performing stocks for the year were Darling Ingredients Inc. (3.4% of net assets as of September 30, 2020), is a global leader in creating sustainable food, feed and fuel ingredients; Entegris Inc. (2.8%) is a global leader in advanced materials science, including filtration products, gas delivery systems, and specialty coatings and; Marvel Technology Group Ltd. (2.0%), designs, develops, and sells analog, mixed-signal, digital signal processing, and embedded and standalone integrated circuits.

Some of the weaker holdings in the portfolio included Patterson-UTI Energy Inc. (0.9), which provides drilling and pressure pumping services, directional drilling, and rental equipment for oil fields; Plantronics Inc. (0.4%), designs, manufactures, markets, and sells integrated communications and collaborations solutions for corporate customers; and Meredith Corp. (0.3%), operates as a diversified media company primarily in the United States.

We thank you for your continued confidence and trust.

Average Annual Returns through September 30, 2020 (a) (Unaudited)					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(4/15/97)
SmallCap Equity Fund Class AAA	(10.08)%	6.78%	7.89%	6.46%	6.66%
Russell 2000 Index	0.39	8.00	9.85	7.03	7.97
Russell 2000 Value Index	(14.88)	4.11	7.09	4.93	7.76

In the current prospectuses dated January 28, 2020, the gross expense ratio for Class AAA Shares is 2.05%, and the net expense ratio is 1.66% after contractual reimbursements by Teton Advisors, Inc. (the Adviser) in place through January 31, 2021. See page 35 for the expense ratios for the year ended September 30, 2020. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small cap segment of the U.S. equity market. The Russell 2000 Value Index measures the performance of the small capitalization sector of the U.S. equity market and is a subset of the Russell 2000 Index. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALLCAP EQUITY FUND

CLASS AAA AND THE RUSSELL 2000 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Convertible Securities Fund (Unaudited)

For the fiscal year ended September 30, 2020, the net asset value (NAV) total return per Class AAA Share of the TETON Convertible Securities Fund was 15.8% compared with a total return of 15.2% and 31.2% for the Standard & Poor’s (S&P) 500 Index and the ICE Bank of America Merrill Lynch U.S. Convertibles Index, respectively. See the next page for additional performance information.

The Fund invests in convertible securities. By investing in convertible securities, the portfolio managers seek the opportunity to participate in the capital appreciation of underlying stocks, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility, which can limit the risk of loss in a down equity market. The Fund may invest in securities of any market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies.

There were three distinct periods affecting returns this fiscal year. From October 2019 through February 2020 convertibles moved higher with strong performance from their underlying equities as the market reached all-time highs in mid-February. February through March saw significant volatility as markets crashed trying to price in the unknown of a global pandemic. Markets rebounded quickly beginning in April and we saw significant convertible issuance such that we are on pace for the most issuance in over twenty years. This issuance was beneficial to investors and issuers. Issuers were able to raise money to bridge an unknown gap of zero or uncertain revenues, and investors were able to participate in the recovery trade as the economy started to reopen. With equity markets rebounding back to new highs, converts have performed very well. In addition to the recovery trade, the convertible market has many issuers that benefit from social distancing and the movement of our work and social lives online.

In the first quarter of 2020, we experienced an exogenous shock with the COVID-19 virus pandemic. This is an event that the economy and the financial markets were not ready for. It is our opinion that such an event is almost impossible to predict or truly prepare for. The Federal Reserve Board and the U.S. Government have both done much to cushion the blow, but it is clear that significant economic and human damage has occurred. It is also clear that our economy will not bounce right back, but is likely to return to health only gradually.

In the second quarter of 2020 convertibles had their best quarter as an asset class since Barclays has been tracking data, going back to 2003. This was driven by three specific factors – the social distancing trade, the recovery trade, and Tesla. The convertible market came into the quarter with significant exposure to companies that benefit from social distancing. Software companies that enable telehealth, remote learning, security, communications, and collaboration abound in our market, and many have seen significant demand growth as companies and consumers are quickly shifting to an online environment. We expect this demand to continue, and the new customers to be a great source of recurring revenues for many of these companies for years to come. We also saw record new convertible issuance in the quarter as companies staring down an unknown period of zero revenues looked to extend liquidity and shore up balance sheets.

Among our stronger performing positions for the year were: DexCom Inc. 0.750%, 12/01/23 (1.7% of net assets as of September 30, 2020), makes medical devices for continuous glucose monitoring that can be used remotely; Twilio Inc. 0.250%, 6/01/23 (1.2%), allows developers to integrate communication into their product to improve customer experience; and Teladoc Health Inc. 1.250%, 6/01/27 (0.9%), is a leader in telehealth, a service that has become indispensable through the pandemic.

Some of the weaker holdings in the portfolio included GOL Equity Finance. 3.750%, 7/15/24 (0.3%), which provides air passenger transportation services in Brazil; PROS Holdings Inc. 1.000%, 5/15/24 (0.3%), which provides dynamic pricing to businesses with large exposure to travel; and; Centerpoint Energy (no longer held as of September 30, 2020), an electric and natural gas utility with pipeline exposure.

We appreciate your continued confidence and trust.

Average Annual Returns through September 30, 2020 (a) (Unaudited)
					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(9/30/97)
Convertible Securities Fund Class AAA	15.80%	11.89%	9.94%	6.08%	7.90%
S&P 500 Index	15.15	14.15	13.74	9.19	7.68
ICE Bank of America Merrill Lynch U.S. Convertibles Index	31.20	13.79	11.38	8.97	8.11

In the current prospectuses dated January 28, 2020, the gross expense ratio for Class AAA Shares is 1.66%, and the net expense ratio is 1.15%, after contractual reimbursements by Teton Advisors, Inc. (the Adviser) in place through January 31, 2021. See page 36 for the expense ratios for the year ended September 30, 2020. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The ICE Bank of America Merrill Lynch U.S. Convertibles Index is a market value weighted index of all dollar denominated convertible securities that are exchangeable into U.S. equities that have a market value of more than $50 million. Dividends are considered reinvested. You cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CONVERTIBLE SECURITIES FUND

CLASS AAA, THE S&P 500 INDEX AND

THE ICE BANK OF AMERICA MERRILL LYNCH U.S. CONVERTIBLES INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Equity Fund (Unaudited)

For the fiscal year ended September 30, 2020, the net asset value (NAV) total return per Class AAA Share of the Equity Fund was (4.3)% compared with a total return of 15.2% for the S&P 500 Index. See the next page for additional performance information.

The Fund seeks to provide capital appreciation. The Fund’s secondary goal is to produce current income.

The S&P 500 rallied sharply in the fourth quarter 2019, particularly into year-end, where the more secular growth-oriented Information Technology and Health Care led the way as the top two highest returning sectors. Some of the more speculative areas within each, like Biotechnology, were strong gainers during the quarter. Conversely, Real Estate and Utilities performed poorly as investors rotated away from the more defensive areas of the market. Falling rates have bolstered both sectors for several years given their attractive yield profiles. However, their valuations remained relatively elevated versus their historical trading ranges and investors took profits to reinvest elsewhere during the quarter.

The first quarter of 2020 was one for the record books. After a strong start with improving corporate outlooks and an initial U.S.-China trade deal, however, markets took a nasty turn. The outbreak of COVID-19 swept across the globe, sending returns sharply negative, with much of the pain felt during March. The S&P 500 suffered the worst first quarter since 1928, while fixed income markets were equally battered, as both investment grade and high yield indices suffered their worst monthly sell-offs in history, down over 10 percent each. As governments around the world implemented quarantining and shelter-in-place orders to try and “flatten the curve”, the effect on business was overwhelming as many companies shut their doors with revenues falling to zero. Employees quickly found themselves without jobs and the world braced for the expected recession to come. The response by governments and central banks was swift as both worked to deliver trillions of dollars of stimulus via their respective channels. The Federal Reserve slashed interest rates to zero and announced an unprecedented move for open-ended expansion of their balance sheet to support markets. The U.S. Government passed the largest economic relief bill in history, the CARES Act, worth over $2.2 trillion to try to protect paychecks and help fund businesses impacted by the virus.

The second quarter of 2020 was again a record setter as markets rallied and the S&P 500 Index posted the strongest quarterly gain since 1998. This also marked the first back-to-back decline and then rally of such magnitude since the 1930s. Investor optimism rose as COVID-19 trends moderated from their worst levels, raising the prospects for a snapback in the economic landscape. Massive amounts of fiscal and monetary stimulus began to be disbursed, helping drive a similar snapback to the markets. Despite dire unemployment numbers, consumer spending rebounded sharply as people spent their government stimulus checks. Individuals reemerged as reopening began across various states.

The third quarter saw equity markets climb once more, with the S&P 500 moving into positive territory for the year. Small caps remained challenged, still down nearly 8%, as navigating through the COVID-19 disruptions has been more difficult for smaller businesses. Interest rates were relatively unchanged, with the yield on the 10-year Treasury bond ending the quarter at 69 basis points, and credit spreads continued to tighten. The Federal Reserve continued to provide qualitative forward commentary around supporting markets with low rates and additional quantitative easing should it be needed. However, additional fiscal stimulus that had been hoped for now appeared to be delayed indefinitely amidst the emergence of the partisan debate over nominating a replacement to the Supreme Court. Volatility began to pick up in earnest in tandem with the election rhetoric on both sides of the aisle. The health of the consumer remained a key question for investors as consumer spending remained strong juxtaposed against the unemployment rate still above 8%. COVID-19 cases, which had spiked during the summer, have come down and remained elevated into the fall. Recovery and reopening efforts continued to progress, and with them, earnings estimates continued to rise from their troughs.

Among our stronger performing positions for the year were: Microsoft, Corp. (2.9% of net assets as of September 30, 2020), which develops, licenses, and supports software, services, devices, and solutions worldwide; Activision Blizzard, Inc. (2.1%), which together with its subsidiaries, develops and distributes content and services on video game consoles, personal computers, and mobile devices; and Apple, Inc. (1.9%), a designer and manufacturer of smartphones, personal computers, tablets, wearables, and accessories worldwide.

Some of the weaker holdings in the portfolio included: Wells Fargo & Co. (1.8%), a diversified financial services company, provides banking, investment, mortgage, and consumer and commercial finance products and services to individuals, businesses, and institutions in the United States and internationally; EOG Resources, Inc. (0.9%), a crude oil and natural gas exploration and production company with reserves in the U.S., Trinidad, and China; and Boeing (no longer held) which together with its subsidiaries designs, develops, manufactures, sells, and services commercial jetliners, military aircraft, satellites, missile defense, human space flight and launch systems.

We appreciate your continued confidence and trust.

Average Annual Returns through September 30, 2020 (a) (Unaudited)
					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(1/2/87)
Equity Fund Class AAA	(4.32)%	8.47%	9.85%	6.69%	9.57%
S&P 500 Index	15.15	14.15	13.74	9.19	10.54(b)

In the current prospectuses dated January 28, 2020, the expense ratio for Class AAA Shares is 1.64%. See page 37 for the expense ratios for the year ended September 30, 2020. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	S&P 500 Index since inception performance is as of December 31, 1986.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE EQUITY FUND CLASS AAA AND THE S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Balanced Fund (Unaudited)

For fiscal year ended September 30, 2020, the net asset value (NAV) total return per Class AAA Share of the TETON Westwood Balanced Fund was (0.2)% compared with total return of 8.0% and 12.3% for the Bloomberg Barclays Government/Credit Bond Index and the common balanced benchmark comprised of 60% S&P 500 Index and 40% of the Bloomberg Barclays Capital Government/Credit Bond Index, respectively. See the next page for additional performance information.

The Fund invests in a combination of equity and debt securities. The Fund is primarily equity-oriented, and uses a top-down approach in seeking to provide equity-like returns but with lower volatility than a fully invested equity portfolio. Westwood Management Corp., the Fund’s sub-adviser (the “Westwood Sub-Adviser”) will typically invest 30% to 70% of the Fund’s assets in equity securities and 70% to 30% in debt securities, and the balance of the Fund’s assets in cash or cash equivalents. The actual mix of assets will vary depending on the Westwood Sub-Adviser’s analysis of market and economic conditions.

The Fund invests in stocks of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years. The Westwood Sub-Adviser chooses stocks of seasoned companies with proven records and above-average earnings growth potential. The Westwood Sub-Adviser has disciplines in place that serve as sell signals such as a security reaching a predetermined price target, a change to a company’s fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.

The debt securities held by the Fund are investment grade securities of corporate and government issuers and commercial paper and mortgage- and asset-backed securities. Investment grade debt securities are securities rated in one of the four highest ratings categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”). The Fund may invest in fixed income securities of any maturity.

The Fund may also invest up to 25% of its total assets in foreign equity securities and in European Depositary Receipts (“EDRs”) or American Depositary Receipts (“ADRs”), including in those of companies located in emerging markets. The Fund may also invest in foreign debt securities.

Equity markets ended the fourth quarter 2019 in positive territory despite continued concerns over the ongoing trade dispute and future economic growth given the deterioration of economic data. The U.S. market outperformed international equities and large caps fared far better than small caps. GDP growth for the second quarter remained steady at 2%, though several economic indicators such as the ISM’s PMI for the manufacturing segment fell into contraction. Investors continue to look for additional clues regarding the health of the economy given the longevity of the business cycle. The Federal Reserve cut rates twice during the quarter, marking the first time for such actions in over a decade. The market remains optimistic regarding additional future rate cuts in order to help bolster the economy. Interest rates fell sharply during the quarter, notably the yield on the 10-year U.S. treasury declined to 1.66%, falling 34 basis points over increasing demand for safe-haven assets amidst the uncertainty.

The First quarter 2020 was one for the record books. After a strong start with improving corporate outlooks and an initial U.S.-China trade deal, however, markets took a nasty turn. The outbreak of COVID-19 swept across the globe, sending returns sharply negative, with much of the pain felt during March. The S&P 500 suffered the worst first quarter since 1928, while fixed income markets were equally battered, as both investment grade and high yield indices suffered their worst monthly sell-offs in history, down over 10 percent each. As governments around the world implemented quarantining and shelter-in-place orders to try and “flatten the curve”, the effect on business was overwhelming as many companies shut their doors with revenues falling to zero. Employees quickly found themselves without jobs and the world braced for the expected recession to come. The response by governments and central banks was swift as both worked to deliver trillions of dollars of stimulus via their respective channels. The Federal Reserve slashed interest rates to zero and announced an unprecedented move for open-ended expansion of their balance sheet to support markets. The U.S. Government passed the largest economic relief bill in history, the CARES Act, worth over $2.2 trillion dollars, to try to protect paychecks and help fund businesses impacted by the virus.

The second quarter 2020 was again a record-setter as markets rallied and the S&P 500 Index posted the strongest quarterly gain since 1998. This also marked the first time for a back-to-back decline and rally of such magnitude since the 1930s. Investors optimism rose as COVID-19 trends moderated from their worst levels, raising the prospects for a snapback in the economic landscape. Massive amounts of fiscal and monetary stimulus began to be disbursed, helping drive a similar snapback to the markets. Despite dire unemployment numbers, greater than 11 percent at present, consumer spending rebounded sharply as people spent their government stimulus checks. Individuals reemerged as reopening began across various states. However, as businesses started this process across the country, key states like Texas and Florida saw infection trends worsen. This raised the possibility of a second wave and remains front of mind for investors heading into the upcoming earnings season. Earnings growth estimates have begun to moderate their declines and improve on the margin, after falling sharply last quarter. The trajectory for future corporate profits will serve as a guide for markets going forward.

The third quarter saw equity markets climb once more, with the S&P 500 now with a positive return for the year. Small caps remained challenged, down nearly 8% still, as navigating through the COVID-19 disruptions has been more difficult for smaller businesses. Interest rates were relatively unchanged, with the yield on the 10-year Treasury bond relatively unchanged to end the quarter at 69 basis points and credit spreads have continued to tighten. The Federal Reserve continued to provide qualitative forward commentary around supporting markets with low rates and additional quantitative easing should it be needed. However, additional fiscal stimulus that had been hoped for now appears to be delayed indefinitely amidst the emergence of the partisan debate over nominating a replacement to the Supreme Court. Volatility has begun to pick up in earnest in tandem with the election rhetoric on both sides of the aisle. The health of the consumer remains a key question for investors as consumer spending has remained strong juxtaposed against the unemployment rate still above 8% with further increases expected as temporary furloughs become permanent. COVID cases, which had spiked during the summer, have come down and remain elevated into the fall. Recovery and reopening efforts continue to progress, and with them, earnings estimates have continued to rise from their troughs.

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2020 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year	Since Inception (10/1/91)
Balanced Fund Class AAA	(0.17)%	6.83%	7.25%	5.75%	8.03%
60% S&P 500 Index and 40% Bloomberg Barclays Government/Credit Bond Index (b)	12.30	12.25	11.21	9.63	8.64
S&P 500 Index	15.15	14.15	13.74	9.19	9.95(c)
Bloomberg Barclays Government/Credit Bond Index	8.03	4.66	3.87	4.63	5.82(c)

In the current prospectuses dated January 28, 2020, the expense ratio for Class AAA Shares is 1.37%. See page 38 for the expense ratios for the year ended September 30, 2020. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Teton Advisors, Inc. (the Adviser) reimbursed expenses in years prior to 1998 to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Bloomberg Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)

The Blended Index consists of a blend of 60% the S&P 500 Index and 40% Bloomberg Barclays Government/Credit Bond Index. (c) S&P 500 Index and Bloomberg Barclays Government/Credit Bond Index since inception performances are as of September 30, 1991.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BALANCED FUND CLASS AAA,

THE S&P 500 INDEX, AND A COMPOSITE OF 60% OF THE S&P 500 INDEX AND 40% OF

THE BLOOMBERG BARCLAYS GOVERNMENT/CREDIT BOND INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TETON Westwood Funds

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2020 through September 30, 2020

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table on page 14 illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2020.

13

TETON Westwood Funds

Disclosure of Fund Expenses (Unaudited) (Continued)

For the Six Month Period from April 1, 2020 through September 30, 2020

Expense Table

	Actual Fund Return				Hypothetical 5% Return
	Beginning	Ending	Annualized	Expenses	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During	Account Value	Account Value	Expense	Paid During
	04/01/20	09/30/20	Ratio	Period*	04/01/20	09/30/20	Ratio	Period*

TETON Westwood Mighty Mites Fund
Class AAA	$1,000.00	$1,233.20	1.44%	$8.04	$1,000.00	$1,017.80	1.44%	$7.26
Class A	$1,000.00	$1,231.70	1.69%	$9.43	$1,000.00	$1,016.55	1.69%	$8.52
Class C	$1,000.00	$1,228.90	2.19%	$12.20	$1,000.00	$1,014.05	2.19%	$11.03
Class I	$1,000.00	$1,234.90	1.19%	$6.65	$1,000.00	$1,019.05	1.19%	$6.01
TETON Westwood SmallCap Equity Fund
Class AAA	$1,000.00	$1,257.10	1.25%	$7.05	$1,000.00	$1,018.75	1.25%	$6.31
Class A	$1,000.00	$1,255.40	1.50%	$8.46	$1,000.00	$1,017.50	1.50%	$7.57
Class C	$1,000.00	$1,251.60	2.00%	$11.26	$1,000.00	$1,015.00	2.00%	$10.08
Class I	$1,000.00	$1,259.00	1.00%	$5.65	$1,000.00	$1,020.00	1.00%	$5.05
TETON Convertible Securities Fund
Class AAA	$1,000.00	$1,260.70	1.15%	$6.50	$1,000.00	$1,019.25	1.15%	$5.81
Class A	$1,000.00	$1,258.90	1.40%	$7.91	$1,000.00	$1,018.00	1.40%	$7.06
Class C	$1,000.00	$1,256.40	1.90%	$10.72	$1,000.00	$1,015.50	1.90%	$9.57
Class I	$1,000.00	$1,262.10	0.90%	$5.09	$1,000.00	$1,020.50	0.90%	$4.55
TETON Westwood Equity Fund
Class AAA	$1,000.00	$1,184.90	1.61%	$8.79	$1,000.00	$1,016.95	1.61%	$8.12
Class A	$1,000.00	$1,183.00	1.86%	$10.15	$1,000.00	$1,015.70	1.86%	$9.37
Class C	$1,000.00	$1,179.60	2.35%	$12.81	$1,000.00	$1,013.25	2.35%	$11.83
Class I	$1,000.00	$1,185.70	1.36%	$7.43	$1,000.00	$1,018.20	1.36%	$6.86
TETON Westwood Balanced Fund
Class AAA	$1,000.00	$1,118.60	1.44%	$7.63	$1,000.00	$1,017.80	1.44%	$7.26
Class A	$1,000.00	$1,117.40	1.69%	$8.95	$1,000.00	$1,016.55	1.69%	$8.52
Class C	$1,000.00	$1,114.50	2.19%	$11.58	$1,000.00	$1,014.05	2.19%	$11.03
Class I	$1,000.00	$1,120.30	1.19%	$6.31	$1,000.00	$1,019.05	1.19%	$6.01

*

Expenses are equal to the Funds’ annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of net assets as of September 30, 2020:

TETON Westwood Mighty Mites Fund

Diversified Industrial	11.7%
Health Care	9.7%
Financial Services	8.8%
Aerospace and Defense	7.4%
Electronics	4.5%
Machinery	4.7%
Equipment and Supplies	4.4%
Real Estate	4.3%
Hotels and Gaming	3.4%
Consumer Products	3.3%
Building and Construction	3.2%
Computer Software and Services	2.8%
Manufactured Housing and Recreational Vehicles	2.7%
Business Services	2.7%
Specialty Chemicals	2.6%
Aviation: Parts and Services	2.2%
Food and Beverage	2.2%
Restaurants	2.1%
Energy and Utilities: Water	2.0%
Retail	1.8%
Automotive	1.6%
Publishing	1.5%
Automotive: Parts and Accessories	1.4%
Broadcasting	1.2%

Miscellaneous	1.1%
Environmental Control	1.0%
Telecommunications	1.0%
Consumer Services	1.0%
Energy and Utilities: Natural Gas	0.9%
Agriculture	0.8%
Communications Equipment	0.4%
Semiconductors	0.4%
Entertainment	0.4%
Paper and Forest Products	0.3%
Communications	0.2%
U.S. Government Obligations	0.2%
Metals and Mining	0.2%
Closed-End Funds	0.1%
Educational Services	0.1%
Energy and Utilities	0.1%
Energy and Utilities: Services	0.0%*
Transportation	0.0%*
Airlines	0.0%*
Other Assets and Liabilities (Net)	(0.4)%

100.0%

*	Amount represents less than 0.05%.

TETON Westwood SmallCap Equity Fund

Banking	16.0%
Semiconductors	10.1%
Health Care	7.9%
Computer Software and Services	7.8%
Electronics	6.1%
Specialty Chemicals	5.8%
Business Services	5.3%
Communications Equipment	4.9%
Retail	4.6%
Financial Services	4.4%
U.S. Government Obligations	4.2%
Energy and Utilities	3.1%
Automotive	2.9%
Aviation: Parts and Services	2.5%
Building and Construction	2.5%

Consumer Products	2.4%
Diversified Industrial	2.4%
Transportation	2.1%
Environmental Control	1.7%
Machinery	1.6%
Equipment and Supplies	1.3%
Broadcasting	1.2%
Real Estate	0.8%
Materials	0.5%
Aerospace	0.4%
Communications	0.3%
Other Assets and Liabilities (Net)	(2.8)%

100.0%

TETON Convertible Securities Fund

Computer Software and Services	27.8%
Health Care	16.7%
U.S. Government Obligations	7.6%
Financial Services	6.9%
Energy and Utilities: Integrated	5.8%
Security Software	5.1%
Semiconductors	4.7%
Telecommunications	4.2%
Consumer Services	3.7%
Diversified Industrial	2.6%
Business Services	2.6%
Consumer Products	2.1%
Energy and Utilities: Services	1.7%
Automotive: Parts and Accessories	1.7%
Real Estate Investment Trusts	1.5%
Airlines	1.3%

Cable and Satellite	1.2%
Transportation	1.2%
Equipment and Supplies	1.0%
Communications Equipment	0.7%
Aerospace and Defense	0.6%
Energy and Utilities: Water	0.4%
Aviation: Parts and Services	0.4%
Other Assets and Liabilities (Net)	(1.5)%

100.0%

15

Summary of Portfolio Holdings (Unaudited) (Continued)

TETON Westwood Equity Fund

Computer Software and Services	15.1%
Health Care	13.7%
Retail	10.2%
Diversified Industrial	7.6%
Financial Services	7.5%
Banking	7.0%
Energy: Integrated	6.2%
Consumer Products	4.7%
Food and Beverage	4.1%
Telecommunications	4.1%
Real Estate	4.0%
Broadcasting	3.2%

Electronics	2.6%
Transportation	2.4%
Entertainment	2.0%
Business Services	2.0%
Aerospace	1.7%
Energy: Oil	1.0%
Energy and Energy Services	0.9%
Other Investment Companies	0.1%
Other Assets and Liabilities (Net)	(0.1)%

100.0%

TETON Westwood Balanced Fund

Health Care	13.7%
U.S. Government Obligations	12.3%
Computer Software and Services	9.0%
Banking	8.3%
Financial Services	7.2%
Retail	6.8%
Diversified Industrial	6.7%
Consumer Products	4.6%
Energy: Integrated	4.3%
Transportation	3.5%
Food and Beverage	3.5%
U.S. Government Agency Obligations	3.4%

Real Estate	3.1%
Telecommunications	2.5%
Energy: Oil	2.4%
Broadcasting	1.9%
Entertainment	1.6%
Electronics	1.6%
Business Services	1.4%
Aerospace	1.2%
Energy and Energy Services	0.6%
Short Term Investment	0.4%
Other Assets and Liabilities (Net)	(0.0)%*

100.0%

*	Amount represents greater than (0.05)%.

16

TETON Westwood Mighty Mites Fund

Summary Schedule of Investments — September 30, 2020

Shares		Cost	Market Value
	COMMON STOCKS* — 98.2%
	Aerospace and Defense — 7.4%
845,640	Aerojet Rocketdyne Holdings
	Inc.†	$4,265,449	$33,732,580
90,540	Allied Motion Technologies
	Inc	3,270,610	3,737,491
287,000	Various Securities	2,958,350	3,137,396

		10,494,409	40,607,467

	Agriculture — 0.8%
223,000	Limoneira Co.	4,225,368	3,188,900
486,215	Various Securities	1,814,246	1,322,509

		6,039,614	4,511,409

	Airlines — 0.0%
225,000	Various Securities	173	6,750

	Automotive — 1.6%
75,005	Rush Enterprises Inc., Cl. B	1,362,651	3,322,722
151,605	Various Securities	1,305,972	5,588,997

		2,668,623	8,911,719

	Automotive: Parts and Accessories — 1.3%
520,278	Various Securities	5,648,082	6,969,020

	Aviation: Parts and Services — 2.2%
184,040	Ducommun Inc.†	4,617,805	6,058,597
149,200	Kaman Corp.	3,878,938	5,814,324
37,396	Various Securities	228,168	289,414

		8,724,911	12,162,335

	Broadcasting — 1.2%
241,120	Gray Television Inc.†	265,142	3,320,222
1,273,908	Various Securities	5,464,098	3,253,243

		5,729,240	6,573,465

	Building and Construction — 3.2%
104,000	Gibraltar Industries Inc.†	2,474,969	6,774,560
96,470	MYR Group Inc.†	2,163,507	3,586,755
98,300	The Monarch Cement Co.	2,613,163	5,593,270
517,500	Various Securities	884,576	1,480,075

		8,136,215	17,434,660

	Business Services — 2.7%
28,792	Trans-Lux Corp.†(a)(b)(c)	25,123	5,758
2,366,208	Trans-Lux Corp.†(c)	1,265,462	473,242
1,268,360	Various Securities	12,071,614	14,026,308

		13,362,199	14,505,308

	Communications — 0.2%
91,000	Various Securities	1,559,682	1,274,000

	Communications Equipment — 0.4%
607,000	Various Securities	3,483,317	2,373,735

	Computer Software and Services — 2.8%
48,000	Cardlytics Inc.†	616,452	3,387,360
1,619,821	Various Securities	8,362,064	12,058,334

		8,978,516	15,445,694

	Consumer Products — 3.3%
482,500	Marine Products Corp.	3,344,025	7,546,300
3,896,142	Various Securities	8,643,288	10,575,017

		11,987,313	18,121,317

	Consumer Services — 1.0%
123,000	1-800-Flowers.com Inc., Cl. A† .	303,657	3,067,620
151,800	Various Securities	1,723,710	2,125,692

		2,027,367	5,193,312

	Diversified Industrial — 11.7%
236,000	Burnham Holdings Inc.,
	Cl. A(c)	3,695,253	2,743,500
48,078	Chase Corp.	734,849	4,586,641

Shares		Cost	Market Value
96,360	Columbus McKinnon Corp.	$1,557,464	$3,189,516
448,313	Griffon Corp.	4,912,186	8,760,036
33,000	John Bean Technologies Corp.	949,283	3,032,370
268,502	Lawson Products Inc.†	3,971,417	11,016,637
823,870	Myers Industries Inc.	12,915,179	10,899,800
184,001	Park-Ohio Holdings Corp.	3,897,701	2,956,896
428,000	Tredegar Corp.	6,971,792	6,364,360
834,970	Various Securities	10,252,294	10,493,239

		49,857,418	64,042,995

	Educational Services — 0.1%
96,000	Various Securities	293,422	487,680

	Electronics — 4.5%
153,800	Bel Fuse Inc., Cl. A(c)	2,847,185	1,714,870
299,500	CTS Corp.	2,562,872	6,597,985
594,000	Schmitt Industries Inc.†(c)	1,343,315	3,065,040
142,870	Ultra Clean Holdings†	402,950	3,065,990
526,122	Various Securities	5,093,010	9,880,039

		12,249,332	24,323,924

	Energy and Utilities: Natural Gas — 0.9%
821,744	Various Securities	2,085,784	4,921,447

	Energy and Utilities: Services — 0.0%
91,500	Various Securities	196,593	249,300

	Energy and Utilities: Water — 2.0%
66,304	SJW Group	1,695,108	4,035,261
235,366	Various Securities	3,535,712	6,831,396

		5,230,820	10,866,657

	Entertainment — 0.4%
849,362	Various Securities	2,195,252	2,225,775

	Environmental Control — 1.0%
95,000	Casella Waste Systems Inc.,
	Cl. A†	379,154	5,305,750
19,894	Various Securities	183,903	282,495

		563,057	5,588,245

	Equipment and Supplies — 4.4%
145,000	Federal Signal Corp.	844,876	4,241,250
333,000	The Eastern Co.(c)	6,171,741	6,500,160
845,724	Various Securities	10,824,030	13,508,838

		17,840,647	24,250,248

	Financial Services — 8.2%
1,120	Farmers & Merchants Bank of
	Long Beach	6,157,165	6,829,760
403,300	Flushing Financial Corp.	6,409,027	4,242,716
10	Guaranty Corp., Cl. A†(d)	137,500	138,000
89,800	KKR & Co. Inc.	12,530	3,083,732
2,424,602	Various Securities	33,502,743	30,328,851

		46,218,965	44,623,059

	Food and Beverage — 2.2%
51,500	Calavo Growers Inc	1,564,758	3,412,905
1,379,891	Various Securities	10,370,365	8,500,385

		11,935,123	11,913,290

	Health Care — 9.7%
102,870	BioTelemetry Inc.†	635,609	4,688,815
103,660	Cardiovascular Systems Inc.†	1,796,018	4,079,021
341,940	Cutera Inc.†	5,024,477	6,486,602
276,248	InfuSystem Holdings Inc.†	691,483	3,541,499
113,500	Neogen Corp.†	332,570	8,881,375
79,934	SurModics Inc.†	1,611,259	3,110,232
2,000	Targanta Therapeutics Corp.,
	Escrow†(d)	0	0
1,042,313	Various Securities	9,346,377	22,492,368

		19,437,793	53,279,912

See accompanying notes to financial statements.

17

TETON Westwood Mighty Mites Fund

Summary Schedule of Investments (Continued) — September 30, 2020

Shares		Cost	Market Value
	COMMON STOCKS* (Continued)
	Hotels and Gaming — 3.4%
609,210	Golden Entertainment Inc.†	$6,384,789	$8,425,374
1,765,704	Various Securities	8,513,616	10,211,963

		14,898,405	18,637,337

	Machinery — 4.7%
271,000	Astec Industries Inc.	9,388,546	14,701,750
492,000	Gencor Industries Inc.†	3,160,970	5,426,760
36,900	The Middleby Corp.†	379,554	3,310,299
58,230	Various Securities	1,300,921	2,347,280

		14,229,991	25,786,089

	Manufactured Housing and Recreational Vehicles — 2.7%
30,400	Cavco Industries Inc.†	1,921,920	5,481,424
175,250	Nobility Homes Inc.	2,038,510	4,030,750
144,000	Various Securities	1,216,774	5,037,630

		5,177,204	14,549,804

	Metals and Mining — 0.2%
495,000	Various Securities	1,095,003	878,493

	Paper and Forest Products — 0.3%
26,550	Various Securities	2,236,246	1,765,575

	Publishing — 1.5%
693,600	The E.W. Scripps Co., Cl. A	3,619,687	7,934,784
129,500	Various Securities	349,452	228,970

		3,969,139	8,163,754

	Real Estate — 4.3%
269,550	Griffin Industrial Realty Inc.(c)	7,752,301	14,407,447
2,508	Royalty LLC†(d)	0	255
1,390,548	Various Securities	11,552,454	9,041,269

		19,304,755	23,448,971

	Restaurants — 2.1%
217,034	Nathan’s Famous Inc.(c)	3,081,947	11,122,993
43,000	Various Securities	133,104	430,000

		3,215,051	11,552,993

	Retail — 1.8%
118,674	Village Super Market Inc.,
	Cl. A	3,145,940	2,920,567
360,040	Various Securities	5,624,310	6,659,826

		8,770,250	9,580,393

	Semiconductors — 0.4%
30,000	Various Securities	140,934	2,230,200

	Specialty Chemicals — 2.6%
832,360	Ferro Corp.†	3,515,594	10,321,264
408,094	Various Securities	3,421,858	4,144,290

		6,937,452	14,465,554

	Telecommunications — 1.0%
906,550	Various Securities	5,209,625	5,398,863

	Transportation — 0.0%
4,800	Various Securities	95,199	42,144

	TOTAL COMMON STOCKS .	342,223,121	537,362,893

	CLOSED-END FUNDS* — 0.1%
88,100	Various Securities	742,748	688,061

	PREFERRED STOCKS* — 0.7%
	Automotive: Parts and Accessories — 0.1%
22,300	Various Securities	60,910	769,732

	Financial Services — 0.6%
169,000	Steel Partners Holdings LP
	Ser. A, 6.000%	4,632,400	3,217,760

	TOTAL PREFERRED
	STOCKS	4,693,310	3,987,492

Shares		Cost	Market Value
	CONVERTIBLE PREFERRED STOCKS* — 0.0%
	Food and Beverage — 0.0%
500	Various Securities	$7,625	$17,865

	MANDATORY CONVERTIBLE SECURITIES* (e) — 0.1%
	Energy and Utilities — 0.1%
15,095	Various Securities	313,221	332,090

	RIGHTS* — 0.0%
	Entertainment — 0.0%
550,000	Media General Inc., CVR†(d)	1	1

	Health Care — 0.0%
8,000	Progenics Pharmaceuticals Inc.,
	CVR†(d)	0	3,978
200,000	Teva Pharmaceutical Industries
	Ltd., CCCP,
	expire 02/20/23†(d)	103,591	0
40,000	Various Securities	0	400

		103,591	4,378

	TOTAL RIGHTS	103,592	4,379

	WARRANTS* — 0.0%
	Business Services — 0.0%
1	Various Securities	0	652

	Diversified Industrial — 0.0%
47,000	Various Securities	32,110	17,390

	Energy and Utilities — 0.0%
86	Key Energy Services Inc.,
	expire 12/15/20†(d)	0	0
86	Key Energy Services Inc.,
	expire 12/15/21†(d)	0	0

		0	0

	Energy and Utilities: Natural Gas — 0.0%
144	Various Securities	0	0

	Energy and Utilities: Services — 0.0%
7,627	Various Securities	0	991

	Health Care — 0.0%
17,474	Various Securities	15,533	5,568

	TOTAL WARRANTS	47,643	24,601

	U.S. GOVERNMENT OBLIGATIONS* — 0.2%
995,000	Various Securities	994,791	994,791

	TOTAL MISCELLANEOUS
	INVESTMENTS — 1.1%(f)	5,279,418	5,880,565

	TOTAL
	INVESTMENTS — 100.4%	$354,405,469	549,292,737

	Other Assets and Liabilities (Net) — (0.4)%		(2,238,076)

	NET ASSETS — 100.0%		$547,054,661

This Summary Schedule of Investments does not reflect the complete portfolio holdings of the Fund. It includes the Fund’s 50 largest holdings, each investment of any issuer that exceeds 1% of the Fund’s net assets, and affiliated or Level 3 securities, if any.

*

“Various Securities” consist of issuers not identified as a top 50 holding, issues or issuers not exceeding 1% of net assets individually or in the aggregate, any issuers that are not affiliated or level 3 securities, if any, as of September 30, 2020. The complete Schedule of Investments is available (i) without charge, upon request, by calling 800-GABELLI (800-422-3554); and (ii) on the SEC’S website at http://www.sec.gov.

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

18

TETON Westwood Mighty Mites Fund

Summary Schedule of Investments (Continued) — September 30, 2020

(b)

At September 30, 2020, the Fund held an investment in a restricted and illiquid security amounting to $5,758 or 0.00% of net assets., which was valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	09/30/20 Carrying Value Per Share
		06/01/09-
28,792	Trans-Lux Corp.	09/25/18	$25,123	0.2000

(c)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
(d)	Security is valued under procedures adopted by the Board of Trustees and is classified as Level 3 in the fair value hierarchy.
(e)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.

(f)	Represents previously undisclosed, unrestricted securities which the Fund has held for less than one year.

†	Non-income producing security.

CCCP	Contingent Cash Consideration Payment
CVR	Contingent Value Right

See accompanying notes to financial statements.

19

TETON Westwood SmallCap Equity Fund

Schedule of Investments — September 30, 2020

Shares		Cost	Market Value
	COMMON STOCKS —98.6%
	Aerospace — 0.4%
3,600	Hexcel Corp.	$109,475	$120,780

	Automotive — 2.9%
10,500	Rush Enterprises Inc., Cl. A	290,875	530,670
5,800	Winnebago Industries Inc.	142,855	299,686

		433,730	830,356

	Aviation: Parts and Services — 2.5%
38,100	AAR Corp.	871,845	716,280

	Banking — 16.0%
22,600	Atlantic Capital Bancshares Inc.†	410,019	256,510
9,433	Atlantic Union Bankshares Corp.	223,128	201,583
12,900	Banc of California Inc.	237,602	130,548
2,600	BankUnited Inc.	78,534	56,966
8,400	Columbia Banking System Inc.	257,223	200,340
3,200	Financial Institutions Inc.	56,688	49,280
31,400	First Foundation Inc.	484,589	410,398
9,300	Glacier Bancorp Inc.	175,557	298,065
36,450	Investors Bancorp Inc.	405,191	264,627
6,500	Live Oak Bancshares Inc.	114,239	164,645
17,350	OceanFirst Financial Corp.	377,333	237,522
17,350	OFG Bancorp	174,937	216,181
10,900	Old National Bancorp	154,094	136,904
2,921	South State Corp.	217,982	140,646
20,806	Sterling Bancorp	251,944	218,879
22,200	TrustCo Bank Corp.	147,725	115,884
19,050	Umpqua Holdings Corp.	280,046	202,311
42,520	Valley National Bancorp	389,008	291,262
30,100	Veritex Holdings Inc.	711,632	512,603
14,000	Washington Federal Inc.	300,174	292,040
4,700	Washington Trust Bancorp Inc.	125,134	144,102

		5,572,779	4,541,296

	Broadcasting — 1.2%
11,800	Chicken Soup For The Soul
	Entertainment Inc.†	120,542	170,274
20,600	Hemisphere Media Group Inc.†	233,454	179,014

		353,996	349,288

	Building and Construction — 2.5%
5,500	EMCOR Group Inc.	262,514	372,405
8,800	MYR Group Inc.†	153,563	327,184

		416,077	699,589

	Business Services — 5.3%
19,300	ABM Industries Inc.	599,682	707,538
3,150	FTI Consulting Inc.†	108,347	333,806
3,900	Heidrick & Struggles International
	Inc.	83,172	76,635
6,600	McGrath RentCorp.	233,379	393,294

		1,024,580	1,511,273

	Communications — 0.3%
6,800	Meredith Corp.	248,596	89,216

	Communications Equipment — 4.9%
80,800	Extreme Networks Inc.†	526,578	324,816
114,700	Infinera Corp.†	777,532	706,552
4,822	Lumentum Holdings Inc.†	206,432	362,277

		1,510,542	1,393,645

	Computer Software and Services — 7.8%
7,600	Bottomline Technologies DE Inc.†	208,794	320,416
19,800	Cloudera Inc.†	110,837	215,622
39,800	NetScout Systems Inc.†	918,746	868,834
16,300	Progress Software Corp.	398,949	597,884
8,600	Teradata Corp.†	201,129	195,220

		1,838,455	2,197,976

Shares		Cost	Market Value
	Consumer Products — 2.4%
18,800	Hanesbrands Inc.	$335,304	$296,100
1,100	iRobot Corp.†	48,561	83,490
3,900	KAR Auction Services Inc.	55,462	56,160
6,100	Oxford Industries Inc.	374,592	246,196

		813,919	681,946

	Diversified Industrial — 2.4%
4,900	Kennametal Inc.	123,933	141,806
26,900	Steelcase Inc., Cl. A	367,773	271,959
17,700	Textainer Group Holdings Ltd.†	137,696	250,632

		629,402	664,397

	Electronics — 6.1%
12,500	Advanced Energy Industries Inc.†	577,077	786,750
7,500	FARO Technologies Inc.†	265,796	457,350
10,500	Plantronics Inc.	396,593	124,320
25,700	TTM Technologies Inc.†	299,653	293,237
900	Woodward Inc.	55,787	72,144

		1,594,906	1,733,801

	Energy and Utilities — 3.1%
10,800	ChampionX Corp.†	324,435	86,292
32,700	Magnolia Oil & Gas Corp., Cl. A†	316,481	169,059
8,700	Matador Resources Co.†	171,926	71,862
16,100	Oceaneering International Inc.†	57,698	56,672
26,600	Parsley Energy Inc., Cl. A	413,988	248,976
88,300	Patterson-UTI Energy Inc.	255,108	251,655

		1,539,636	884,516

	Environmental Control — 1.7%
22,600	Evoqua Water Technologies Corp.† .	212,104	479,572

	Equipment and Supplies — 1.3%
8,300	CIRCOR International Inc.†	345,183	227,005
5,300	Flowserve Corp.	148,680	144,637

		493,863	371,642

	Financial Services — 4.4%
22,600	Boston Private Financial Holdings
	Inc.	184,257	124,752
11,900	Brown & Brown Inc.	190,567	538,713
3,900	Mercury General Corp.	150,659	161,343
6,400	ProAssurance Corp.	180,289	100,096
6,500	Stifel Financial Corp.	262,650	328,640

		968,422	1,253,544

	Health Care — 7.9%
4,100	AMN Healthcare Services Inc.†	193,504	239,686
1,780	ICU Medical Inc.†	129,303	325,313
7,600	Natus Medical Inc.†	195,386	130,188
5,850	Omnicell Inc.†	153,889	436,761
38,500	Patterson Cos. Inc.	683,225	928,043
9,000	Supernus Pharmaceuticals Inc.†	223,304	187,560

		1,578,611	2,247,551

	Machinery — 1.6%
42,300	Mueller Water Products Inc., Cl. A .	471,820	439,497

	Materials — 0.5%
4,700	Avient Corp.	137,107	124,362

	Real Estate — 0.8%
4,000	Alpine Income Property Trust Inc.,
	REIT	73,305	62,200
8,500	CareTrust REIT Inc.	179,313	151,257

		252,618	213,457

See accompanying notes to financial statements.

20

TETON Westwood SmallCap Equity Fund

Schedule of Investments (Continued) — September 30, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Retail — 4.6%
13,350	American Eagle Outfitters Inc.	$133,184	$197,713
43,100	Ethan Allen Interiors Inc.	718,096	583,574
2,300	Penske Automotive Group Inc.	88,271	109,618
12,200	The Hain Celestial Group Inc.†	220,155	418,460

		1,159,706	1,309,365

	Semiconductors — 10.1%
1,100	Cabot Microelectronics Corp.	64,881	157,091
10,700	Entegris Inc.	211,776	795,438
19,100	FormFactor Inc.†	224,975	476,163
14,200	Marvell Technology Group Ltd.	204,241	563,740
7,500	nLight Inc.†	89,002	176,100
23,500	Onto Innovation Inc.†	718,192	699,830

		1,513,067	2,868,362

	Specialty Chemicals — 5.8%
26,700	Darling Ingredients Inc.†	475,935	962,001
44,700	Ferro Corp.†	606,583	554,280
2,700	Minerals Technologies Inc.	85,384	137,970

		1,167,902	1,654,251

	Transportation — 2.1%
19,900	The Greenbrier Companies Inc.	463,293	585,060

	TOTAL COMMON STOCKS	25,376,451	27,961,022

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 4.2%
$1,180,000	U.S. Treasury Bills,
	0.100%††, 11/27/20	$1,179,814	$1,179,841

	TOTAL INVESTMENTS — 102.8%	$26,556,265	29,140,863

	Other Assets and Liabilities (Net) — (2.8)%		(790,664)

	NET ASSETS — 100.0%		$28,350,199

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

REIT Real Estate Investment Trust

See accompanying notes to financial statements.

21

TETON Convertible Securities Fund

Schedule of Investments — September 30, 2020

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS — 76.2%
	Aerospace and Defense — 0.6%
$ 250,000	Aerojet Rocketdyne Holdings Inc., 2.250%, 12/15/23	$252,578	$397,656

	Airlines — 1.3%
720,000	Southwest Airlines Co., 1.250%, 05/01/25	743,394	943,200

	Aviation: Parts and Services — 0.4%
300,000	Kaman Corp., 3.250%, 05/01/24	303,294	298,719

	Business Services — 2.6%
480,000	2U Inc., 2.250%, 05/01/25(a)	474,217	691,328
1,100,000	Perficient Inc.,
	1.250%, 08/01/25(a)	1,100,000	1,173,208

		1,574,217	1,864,536

	Cable and Satellite — 1.2%
950,000	DISH Network Corp.,
	3.375%, 08/15/26	868,685	874,472

	Communications Equipment — 0.7%
500,000	Lumentum Holdings Inc., Ser.
	QIB, 0.500%, 12/15/26(a)	524,805	533,404

	Computer Software and Services — 27.8%
500,000	Bandwidth Inc.,
	0.250%, 03/01/26(a)	505,730	1,001,018
500,000	Blackline Inc.,
	0.125%, 08/01/24	500,965	690,241
730,000	Cardlytics Inc.,
	1.000%, 09/15/25(a)	766,390	800,246
245,000	Cloudflare Inc.,
	0.750%, 05/15/25(a)	245,000	331,081
140,000	Coupa Software Inc.,
	0.125%, 06/15/25	141,269	255,763
	0.375%, 06/15/26(a)	463,751	550,153
1,000,000	CSG Systems International Inc.,
	4.250%, 03/15/36(a)	1,051,096	1,040,109
370,000	Datadog Inc.,
	0.125%, 06/15/25(a)	378,290	490,250
960,000	Everbridge Inc.,
	0.125%, 12/15/24(a)	975,030	1,277,054
185,000	HubSpot Inc.,
	0.375%, 06/01/25(a)	191,420	235,439
1,250,000	i3 Verticals LLC,
	1.000%, 02/15/25(a)	1,203,744	1,095,284
500,000	Limelight Networks Inc.,
	3.500%, 08/01/25(a)	511,380	506,660
690,000	LivePerson Inc.,
	0.750%, 03/01/24	673,893	1,046,213
750,000	Match Group Financeco 3 Inc.,
	2.000%, 01/15/30(a)	751,765	1,141,833
180,000	Medallia Inc.,
	0.125%, 09/15/25(a)	180,000	181,492
400,000	MercadoLibre Inc.,
	2.000%, 08/15/28	392,506	1,008,100
205,000	Nice Systems Inc.,
	1.250%, 01/15/24	213,183	557,790
1,250,000	PAR Technology Corp.,
	2.875%, 04/15/26(a)	1,137,523	1,501,650

Principal Amount		Cost	Market Value
$1,220,000	Pluralsight Inc.,
	0.375%, 03/01/24	$1,077,605	$1,083,360
250,000	PROS Holdings Inc.,
	1.000%, 05/15/24(a)	224,169	218,465
	2.250%, 09/15/27(a)	465,000	474,489
750,000	Q2 Holdings Inc.,
	0.750%, 06/01/26	798,814	922,395
500,000	RealPage Inc.,
	1.500%, 05/15/25	539,432	516,875
400,000	Splunk Inc.,
	1.125%, 09/15/25	406,229	578,292
	1.125%, 06/15/27(a)	247,391	264,829
365,000	Varonis Systems Inc.,
	1.250%, 08/15/25(a)	368,975	520,968
800,000	Vocera Communications Inc.,
	1.500%, 05/15/23	840,658	895,500
1,000,000	Workiva Inc.,
	1.125%, 08/15/26	954,725	1,001,063

		16,205,933	20,186,612

	Consumer Products — 2.1%
365,000	Farfetch Ltd.,
	3.750%, 05/01/27(a)	374,246	668,794
365,000	National Vision Holdings Inc.,
	2.500%, 05/15/25(a)	369,540	520,125
245,000	Under Armour Inc.,
	1.500%, 06/01/24(a)	245,000	307,391

		988,786	1,496,310

	Consumer Services — 3.7%
180,000	Callaway Golf Co.,
	2.750%, 05/01/26(a)	181,042	245,310
490,000	Chegg Inc.,
	Zero Coupon, 09/01/26(a)	497,007	490,735
600,000	K12 Inc.,
	1.125%, 09/01/27(a)	553,500	503,357
245,000	NCL Corp. Ltd.,
	6.000%, 05/15/24(a)	251,542	359,602
	5.375%, 08/01/25(a)	255,742	293,919
155,000	Royal Caribbean Cruises Ltd.,
	4.250%, 06/15/23(a)	174,576	181,650
245,000	Shopify Inc.,
	0.125%, 11/01/25	245,000	274,660
355,000	Wayfair Inc.,
	0.625%, 10/01/25(a)	362,198	362,876

		2,520,607	2,712,109

	Diversified Industrial — 1.3%
600,000	Chart Industries Inc.,
	1.000%, 11/15/24(a)	622,141	834,586
60,000	Sea Ltd.,
	2.375%, 12/01/25(a)	60,000	112,467

		682,141	947,053

	Energy and Utilities: Integrated — 1.6%
360,000	Bloom Energy Corp.,
	2.500%, 08/15/25(a)	361,753	459,212
750,000	SunPower Corp.,
	4.000%, 01/15/23	677,535	718,916

		1,039,288	1,178,128

See accompanying notes to financial statements.

22

TETON Convertible Securities Fund

Schedule of Investments (Continued) — September 30, 2020

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS (Continued)
	Energy and Utilities: Services — 0.8%
$800,000	Cheniere Energy Inc.,
	4.250%, 03/15/45	$556,073	$580,211

	Financial Services — 3.2%
300,000	Chimera Investment Corp.,
	7.000%, 04/01/23	317,661	371,476
260,000	Colony Capital Operating Co.
	LLC,
	5.750%, 07/15/25	273,586	384,599
500,000	Encore Capital Europe Finance
	Ltd.,
	4.500%, 09/01/23	515,279	547,385
199,000	LendingTree Inc.,
	0.625%, 06/01/22	211,853	312,198
	0.500%, 07/15/25(a)	722,804	694,495

		2,041,183	2,310,153

	Health Care — 15.5%
605,000	1Life Healthcare Inc.,
	3.000%, 06/15/25(a)	613,470	604,207
255,000	Coherus Biosciences Inc.,
	1.500%, 04/15/26(a)	257,085	300,108
500,000	Collegium Pharmaceutical Inc.,
	2.625%, 02/15/26	480,221	497,500
350,000	CONMED Corp.,
	2.625%, 02/01/24	360,980	393,590
495,000	DexCom Inc.,
	0.750%, 12/01/23	545,331	1,251,731
	0.250%, 11/15/25(a)	185,000	195,984
900,000	Exact Sciences Corp.,
	0.375%, 03/15/27	947,072	1,057,851
1,000,000	Insulet Corp.,
	0.375%, 09/01/26(a)	1,009,912	1,278,441
300,000	Intercept Pharmaceuticals Inc.,
	2.000%, 05/15/26	224,567	209,220
400,000	Invacare Corp.,
	4.500%, 06/01/22	389,533	364,589
365,000	Livongo Health Inc.,
	0.875%, 06/01/25(a)	423,018	716,769
337,000	Neurocrine Biosciences Inc.,
	2.250%, 05/15/24	363,754	466,745
500,000	Pacira BioSciences Inc.,
	2.375%, 04/01/22	504,460	575,740
400,000	Paratek Pharmaceuticals Inc.,
	4.750%, 05/01/24	396,403	328,802
490,000	PetIQ Inc.,
	4.000%, 06/01/26(a)	490,000	660,076
350,000	Retrophin Inc.,
	2.500%, 09/15/25	304,384	299,234
708,000	Supernus Pharmaceuticals Inc.,
	0.625%, 04/01/23	717,233	655,664
770,000	Tabula Rasa HealthCare Inc.,
	1.750%, 02/15/26(a)	764,841	718,181
505,000	Teladoc Health Inc.,
	1.250%, 06/01/27(a)	510,472	634,052

		9,487,736	11,208,484

	Security Software — 5.1%
555,000	CyberArk Software Ltd.,
	Zero Coupon, 11/15/24(a)	563,491	544,489
680,000	Nice Ltd.,
	Zero Coupon, 09/15/25(a)	691,034	688,908

Principal Amount		Cost	Market Value
$ 500,000	Okta Inc.,
	0.125%, 09/01/25	$496,891	$660,924
1,000,000	Proofpoint Inc.,
	0.250%, 08/15/24	1,040,900	1,000,625
675,000	Zscaler Inc.,
	0.125%, 07/01/25(a)	685,654	799,943

		3,477,970	3,694,889

	Semiconductors — 2.9%
500,000	Impinj Inc.,
	2.000%, 12/15/26(a)	500,000	491,274
560,000	Inphi Corp.,
	0.750%, 04/15/25(a)	590,728	673,095
900,000	Knowles Corp.,
	3.250%, 11/01/21	924,916	964,519

		2,015,644	2,128,888

	Telecommunications — 4.2%
500,000	Harmonic Inc.,
	2.000%, 09/01/24	483,981	468,445
1,000,000	Infinera Corp.,
	2.500%, 03/01/27(a)	957,087	1,053,877
615,000	PagerDuty Inc.,
	1.250%, 07/01/25(a)	615,584	625,036
250,000	Twilio Inc.,
	0.250%, 06/01/23	250,444	871,981

		2,307,096	3,019,339

	Transportation — 1.2%
500,000	Atlas Air Worldwide Holdings
	Inc.,
	1.875%, 06/01/24	453,960	604,063
390,000	GOL Equity Finance SA,
	3.750%, 07/15/24(a)	389,460	245,382

		843,420	849,445

	TOTAL CONVERTIBLE
	CORPORATE BONDS	46,432,850	55,223,608

Shares
	CONVERTIBLE PREFERRED STOCKS — 2.9%
	Financial Services — 1.4%
600	Bank of America Corp., 7.250%,
	Ser. L	804,556	892,800
117	Wells Fargo & Co., 7.500%,
	Ser. L	149,190	157,020

		953,746	1,049,820

	Real Estate Investment Trusts — 1.5%
7,500	QTS Realty Trust Inc., 6.500%,
	Ser. B	781,733	1,060,800

	TOTAL CONVERTIBLE
	PREFERRED STOCKS	1,735,479	2,110,620

	MANDATORY CONVERTIBLE SECURITIES (b) — 14.8%
	Automotive: Parts and Accessories — 1.7%
10,875	Aptiv plc, Ser. A
	5.500%, 06/15/23	1,094,846	1,233,443

	Diversified Industrial — 1.3%
4,000	Colfax Corp.,
	5.750%, 01/15/22	416,600	536,840

See accompanying notes to financial statements.

23

TETON Convertible Securities Fund

Schedule of Investments (Continued) — September 30, 2020

Shares		Cost	Market Value
	MANDATORY CONVERTIBLE SECURITIES (b) (Continued)
	Diversified Industrial (Continued)
4,150	Stanley Black & Decker Inc.,
	5.250%, 11/15/22	$374,620	$418,735

		791,220	955,575

	Energy and Utilities: Integrated — 4.2%
21,384	DTE Energy Co.,
	6.250%, 11/01/22	1,012,511	965,701
	NextEra Energy Inc.,
14,000	4.872%, 09/01/22	683,731	758,240
9,645	6.219%, 09/01/23	468,747	460,549
9,200	5.279%, 03/01/23	448,500	429,456
	Sempra Energy,
3,535	Ser. A, 6.000%, 01/15/21	360,105	348,021
970	Ser. B, 6.750%, 07/15/21	98,732	95,070

		3,072,326	3,057,037

	Energy and Utilities: Services — 0.9%
13,552	American Electric Power Co.
	Inc.,
	6.125%, 03/15/22	688,348	657,408

	Energy and Utilities: Water — 0.4%
5,720	Essential Utilities Inc.,
	6.000%, 04/30/22	314,951	306,020

	Equipment and Supplies — 1.0%
500	Danaher Corp., Ser. A
	4.750%, 04/15/22	515,260	737,925

	Financial Services — 2.3%
980	2020 Cash Mandatory
	Exchangeable Trust,
	5.250%, 06/01/23 (a)	1,022,450	1,056,714
250	2020 Mandatory Exchangeable
	Trust,
	6.500%, 05/16/23 (a)	252,187	333,399
6,000	New York Community Capital
	Trust V,
	6.000%, 11/01/51	300,700	265,260

		1,575,337	1,655,373

	Health Care — 1.2%
5,730	Avantor Inc., Ser. A
	6.250%, 05/15/22	308,126	416,800
9,795	Elanco Animal Health Inc.,
	5.000%, 02/01/23	456,126	434,506

		764,252	851,306

	Semiconductors — 1.8%
1,005	Broadcom Inc., Ser. A
	8.000%, 09/30/22	1,006,500	1,252,984

	TOTAL MANDATORY CONVERTIBLE SECURITIES	9,823,040	10,707,071

Shares		Cost	Market Value
	COMMON STOCKS — 0.0%
	Energy and Utilities: Services — 0.0%
509,000	Bristow Group Inc., Escrow†(c) .	$0	$0

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 7.6%
$5,540,000	U.S. Treasury Bills,
	0.090% to 0.107%††,
	11/19/20 to 12/31/20	5,539,017	5,539,064

	TOTAL
	INVESTMENTS — 101.5%	$63,530,386	73,580,363

	Other Assets and Liabilities (Net) — (1.5)%		(1,073,434)

	NET ASSETS — 100.0%		$72,506,929

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

See accompanying notes to financial statements.

24

TETON Westwood Equity Fund

Schedule of Investments — September 30, 2020

Shares		Cost	Market Value
	COMMON STOCKS — 100.0%

	Aerospace — 1.7%
4,895	L3Harris Technologies Inc.	$990,617	$831,367

	Banking — 7.0%
38,149	Bank of America Corp.	792,438	919,009
16,149	JPMorgan Chase & Co.	1,017,236	1,554,664
37,367	Wells Fargo & Co.	1,547,067	878,498

		3,356,741	3,352,171

	Broadcasting — 3.2%
10,595	Liberty Broadband Corp., Cl. C†	1,368,976	1,513,708

	Business Services — 2.0%
5,987	Equifax Inc.	739,480	939,360

	Computer Software and Services — 15.1%
12,232	Activision Blizzard Inc.	801,340	990,180
750	Alphabet Inc., Cl. A†	832,079	1,099,200
7,972	Apple Inc.	502,447	923,237
4,354	CACI International Inc., Cl. A†	1,041,849	928,099
29,995	Cisco Systems Inc.	1,385,621	1,181,503
14,547	Micron Technology Inc.†	742,051	683,127
6,586	Microsoft Corp.	764,216	1,385,233

		6,069,603	7,190,579

	Consumer Products — 4.7%
10,583	Church & Dwight Co. Inc.	761,466	991,733
16,194	Colgate-Palmolive Co.	1,010,979	1,249,367

		1,772,445	2,241,100

	Diversified Industrial — 7.6%
10,821	Eaton Corp. plc	930,124	1,104,067
14,355	Fortive Corp.	974,487	1,093,995
5,818	Honeywell International Inc.	952,324	957,701
7,491	Westinghouse Air Brake Technologies Corp.	501,729	463,543

		3,358,664	3,619,306

	Electronics — 2.6%
8,583	Texas Instruments Inc.	1,135,139	1,225,567

	Energy and Energy Services — 0.9%
12,355	EOG Resources Inc.	1,124,928	444,039

	Energy: Integrated — 6.2%
8,450	DTE Energy Co.	1,005,475	972,088
3,664	NextEra Energy Inc.	301,593	1,016,980
10,077	WEC Energy Group Inc.	554,518	976,461

		1,861,586	2,965,529

	Energy: Oil — 1.0%
14,640	ConocoPhillips	984,586	480,778

	Entertainment — 2.0%
7,606	The Walt Disney Co.	951,141	943,752

	Financial Services — 7.5%
29,985	American International Group Inc.	1,241,350	825,487
8,049	Assurant Inc.	1,018,004	976,424
26,130	Brookfield Asset Management Inc., Cl. A	1,042,717	863,858
25,115	The Charles Schwab Corp.	972,703	909,916

		4,274,774	3,575,685

Shares		Cost	Market Value
	Food and Beverage — 4.1%
19,385	Hormel Foods Corp.	$728,419	$947,733
7,436	PepsiCo Inc.	683,576	1,030,630

		1,411,995	1,978,363

	Health Care — 13.7%
13,849	Abbott Laboratories	924,176	1,507,187
5,490	Becton, Dickinson and Co.	959,128	1,277,413
9,385	Johnson & Johnson	1,047,653	1,397,239
11,485	Medtronic plc	962,686	1,193,521
3,757	UnitedHealth Group Inc.	874,828	1,171,320

		4,768,471	6,546,680

	Real Estate — 4.0%
9,728	Prologis Inc., REIT	819,105	978,831
4,283	Public Storage, REIT	900,940	953,910

		1,720,045	1,932,741

	Retail — 10.2%
24,224	CVS Health Corp.	1,674,353	1,414,682
4,835	McDonald’s Corp.	1,001,984	1,061,234
4,362	The Home Depot Inc.	592,133	1,211,371
8,503	Walmart Inc.	1,163,463	1,189,655

		4,431,933	4,876,942

	Telecommunications — 4.1%
6,272	Motorola Solutions Inc.	754,273	983,512
8,517	T-Mobile US Inc.†	945,365	974,004

		1,699,638	1,957,516

	Transportation — 2.4%
5,835	Union Pacific Corp.	465,023	1,148,736

	TOTAL COMMON STOCKS	42,485,785	47,763,919

	SHORT TERM INVESTMENT — 0.1%
	Other Investment Companies — 0.1%
59,526	Dreyfus Treasury Securities Cash Management, 0.010%*	59,526	59,526

	TOTAL INVESTMENTS — 100.1%	$42,545,311	47,823,445

	Other Assets and Liabilities (Net) — (0.1)%		(71,623)

	NET ASSETS — 100.0%		$47,751,822

*	1 day yield as of September 30, 2020.

†	Non-income producing security.

REIT Real Estate Investment Trust

See accompanying notes to financial statements.

25

TETON Westwood Balanced Fund

Schedule of Investments — September 30, 2020

Shares		Cost	Market Value
	COMMON STOCKS — 66.3%
	Aerospace — 1.2%
3,702	L3Harris Technologies Inc.	$747,212	$628,748

	Banking — 5.5%
31,041	Bank of America Corp.	656,012	747,778
12,903	JPMorgan Chase & Co.	874,144	1,242,172
36,013	Wells Fargo & Co.	1,464,077	846,666

		2,994,233	2,836,616

	Broadcasting — 1.9%
6,821	Liberty Broadband Corp., Cl. C†	868,827	974,516

	Business Services — 1.4%
4,680	Equifax Inc.	583,748	734,292

	Computer Software and Services — 9.0%
8,105	Activision Blizzard Inc.	533,764	656,100
496	Alphabet Inc., Cl. A†	555,245	726,938
5,144	Apple Inc.	334,049	595,727
2,934	CACI International Inc., Cl. A†	712,673	625,411
19,821	Cisco Systems Inc.	913,579	780,749
9,533	Micron Technology Inc.†	486,937	447,670
3,959	Microsoft Corp.	346,385	832,696

		3,882,632	4,665,291

	Consumer Products — 3.6%
11,110	Church & Dwight Co. Inc.	798,016	1,041,118
10,707	Colgate-Palmolive Co.	645,991	826,045

		1,444,007	1,867,163

	Diversified Industrial — 4.7%
6,865	Eaton Corp. plc	587,877	700,436
9,325	Fortive Corp.	633,030	710,658
4,326	Honeywell International Inc.	712,166	712,103
4,821	Westinghouse Air Brake Technologies Corp.	322,899	298,323

		2,255,972	2,421,520

	Electronics — 1.6%
5,672	Texas Instruments Inc.	751,383	809,905

	Energy and Energy Services — 0.6%
8,928	EOG Resources Inc.	764,321	320,872

	Energy: Integrated — 3.9%
5,361	DTE Energy Co.	636,254	616,729
2,729	NextEra Energy Inc.	265,693	757,461
6,853	WEC Energy Group Inc.	391,864	664,056

		1,293,811	2,038,246

	Energy: Oil — 0.7%
11,253	ConocoPhillips	766,314	369,548

	Entertainment — 1.6%
6,867	The Walt Disney Co.	822,065	852,057

	Financial Services — 5.5%
26,999	American International Group Inc.	1,081,752	743,282
5,884	Assurant Inc.	740,599	713,788
18,736	Brookfield Asset Management Inc., Cl. A	744,586	619,412
21,262	The Charles Schwab Corp.	799,798	770,322

		3,366,735	2,846,804

	Food and Beverage — 2.7%
14,051	Hormel Foods Corp.	521,686	686,953
5,326	PepsiCo Inc.	498,526	738,184

		1,020,212	1,425,137

	Health Care — 9.1%
10,195	Abbott Laboratories	511,628	1,109,522
3,547	Becton, Dickinson and Co.	663,899	825,316

Shares		Cost	Market Value
8,052	Johnson & Johnson	$855,595	$1,198,782
7,585	Medtronic plc	652,468	788,233
2,649	UnitedHealth Group Inc.	619,880	825,879

		3,303,470	4,747,732

	Real Estate — 2.8%
7,135	Prologis Inc., REIT	599,871	717,924
3,288	Public Storage, REIT	690,886	732,303

		1,290,757	1,450,227

	Retail — 6.4%
16,495	CVS Health Corp.	1,122,734	963,308
3,481	McDonald’s Corp.	717,108	764,045
3,029	The Home Depot Inc.	435,132	841,184
5,625	Walmart Inc.	769,667	786,994

		3,044,641	3,355,531

	Telecommunications — 2.5%
4,281	Motorola Solutions Inc.	511,110	671,304
5,633	T-Mobile US Inc.†	625,249	644,190

		1,136,359	1,315,494

	Transportation — 1.6%
4,345	Union Pacific Corp.	384,863	855,400

	TOTAL COMMON STOCKS	30,721,562	34,515,099

Principal Amount
	CORPORATE BONDS — 17.2%
	Banking — 2.8%
$ 750,000	Fifth Third Bancorp, 2.375%, 01/28/25	749,825	795,647
600,000	The Goldman Sachs Group Inc., MTN, 3.850%, 07/08/24	600,161	660,404

		1,349,986	1,456,051

	Consumer Products — 1.0%
500,000	Colgate-Palmolive Co., MTN, 2.100%, 05/01/23	498,253	521,705

	Diversified Industrial — 2.0%
510,000	Cabot Corp., 4.000%, 07/01/29	508,651	543,762
462,000	Honeywell International Inc., 1.350%, 06/01/25	464,000	476,868

		972,651	1,020,630

	Energy: Oil — 1.7%
595,000	Halliburton Co., 3.250%, 11/15/21	601,262	607,402
275,000	MPLX LP, 2.650%, 08/15/30	273,837	269,227

		875,099	876,629

	Financial Services — 1.7%
138,000	American Honda Finance Corp., MTN, 1.000%, 09/10/25	137,993	138,090
600,000	Capital One Financial Corp., 3.750%, 04/24/24	604,622	653,925

See accompanying notes to financial statements.

26

TETON Westwood Balanced Fund

Schedule of Investments (Continued) — September 30, 2020

Principal Amount		Cost	Market Value
	CORPORATE BONDS (Continued)
	Financial Services (Continued)
$ 118,000	Schlumberger Finance Canada Ltd., 1.400%, 09/17/25	$118,288	$119,235

		860,903	911,250

	Food and Beverage — 0.8%
380,000	The J.M. Smucker Co., 3.550%, 03/15/50	387,331	408,369

	Health Care — 4.6%
600,000	Aetna Inc., 3.500%, 11/15/24	600,501	658,449
750,000	Amgen Inc.,
	2.200%, 02/21/27	759,041	796,344
800,000	CVS Health Corp.,
	3.250%, 08/15/29	811,873	882,342
54,000	Gilead Sciences Inc.,
	1.650%, 10/01/30	53,871	53,980

		2,225,286	2,391,115

	Real Estate — 0.3%
150,000	Essex Portfolio LP,
	3.000%, 01/15/30	163,150	161,469

	Retail — 0.4%
200,000	AutoZone Inc.,
	1.650%, 01/15/31	197,751	196,169

	Transportation — 1.9%
875,000	AP Moller - Maersk A/S,
	4.500%, 06/20/29	870,204	987,377

	TOTAL CORPORATE BONDS	8,400,614	8,930,764

	CONVERTIBLE CORPORATE BONDS — 0.4%
	Energy: Integrated — 0.4%
205,000	SolarEdge Technologies Inc.,
	Zero Coupon, 09/15/25	205,000	235,856

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.4%
	Federal Home Loan Mortgage Corp. — 0.6%
272,285	3.500%, 08/01/49	280,400	286,882

Principal Amount		Cost	Market Value
	Federal National Mortgage Association — 2.8%
$1,100,000	2.625%, 09/06/24	$1,121,515	$1,202,729
261,913	3.500%, 07/01/49	269,718	275,928

		1,391,233	1,478,657

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS	1,671,633	1,765,539

	U.S. GOVERNMENT OBLIGATIONS — 12.3%
	U.S. Treasury Bonds — 4.4%
450,000	2.500%, 02/15/45	406,589	555,187
700,000	2.500%, 05/15/46	700,383	866,988
400,000	2.250%, 08/15/46	422,959	473,594
300,000	2.750%, 08/15/47	322,348	390,363

		1,852,279	2,286,132

	U.S. Treasury Notes — 7.9%
300,000	1.500%, 01/15/23	307,962	309,363
500,000	2.000%, 02/15/25	533,913	538,457
500,000	0.625%, 03/31/27	504,869	506,621
500,000	2.250%, 08/15/27	478,259	561,035
675,000	2.250%, 11/15/27	644,593	759,296
450,000	2.750%, 02/15/28	488,005	523,758
545,000	2.625%, 02/15/29	557,979	636,926
225,000	2.375%, 05/15/29	239,355	259,040

		3,754,935	4,094,496

	TOTAL U.S. GOVERNMENT OBLIGATIONS	5,607,214	6,380,628

Shares
	SHORT TERM INVESTMENT — 0.4%
	Other Investment Companies — 0.4%
230,669	Dreyfus Treasury Securities
	Cash Management, 0.010%*	230,669	230,669

	TOTAL INVESTMENTS — 100.0%	$46,836,692	52,058,555

	Other Assets and Liabilities (Net) — (0.0)%		(18,796)

	NET ASSETS — 100.0%		$52,039,759

*	1 day yield as of September 30, 2020.

†	Non-income producing security.

MTN Medium Term Note

REIT Real Estate Investment Trust

See accompanying notes to financial statements.

27

TETON Westwood Funds

Statements of Assets and Liabilities

September 30, 2020

	Mighty Mites Fund	SmallCap Equity Fund	Convertible Securities Fund
Assets:
Investments, at value (cost $328,223,142, $26,556,265, and $63,530,386, respectively)	$509,259,727	$29,140,863	$73,580,363
Investments in affiliates, at value (cost $26,182,327)	40,033,010	—	—
Cash	20,508	4,506	1,931
Receivable for Fund shares sold	173,866	326	46,984
Receivable for investments sold	36,255	—	547,737
Receivable from Adviser	—	10,014	32,274
Dividends and interest receivable	476,576	19,933	248,528
Prepaid expenses	22,498	13,494	23,267
Total Assets	550,022,440	29,189,136	74,481,084

Liabilities:
Payable to custodian	3	—	—
Payable for investments purchased	—	724,646	1,819,767
Payable for Fund shares redeemed	2,021,436	23,276	18,930
Payable for investment advisory fees	458,396	23,719	58,773
Payable for distribution fees.	90,146	3,957	8,949
Payable for accounting fees	3,750	—	3,750
Payable for custodian fees	63,793	4,258	7,430
Payable for legal and audit fees	66,719	37,249	31,204
Payable for shareholder communications expenses	133,042	13,681	15,550
Payable for shareholder services fees	111,570	2,892	4,415
Other accrued expenses	18,924	5,259	5,387
Total Liabilities	2,967,779	838,937	1,974,155
Net Assets	$547,054,661	$28,350,199	$72,506,929
Net Assets Consist of:
Paid-in capital	$301,811,413	$26,875,303	$61,246,704
Total distributable earnings	245,243,248	1,474,896	11,260,225
Net Assets	$547,054,661	$28,350,199	$72,506,929
Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net assets	$103,109,086	$6,146,444	$7,391,627
Shares of beneficial interest outstanding	4,599,266	399,207	474,165
Net Asset Value, offering, and redemption price per share	$22.42	$15.40	$15.59
Class A:
Net assets	$68,250,025	$3,171,979	$6,143,372
Shares of beneficial interest outstanding	3,193,728	218,797	380,840
Net Asset Value and redemption price per share.	$21.37	$14.50	$16.13
Maximum offering price per share (NAV ÷ 0.96, based on maximum sales charge of 4.00% of the offering price)	$22.26	$15.10	$16.80
Class C:
Net assets	$47,508,900	$1,596,981	$6,130,457
Shares of beneficial interest outstanding	2,594,249	132,635	355,161
Net Asset Value and offering price per share(a)	$18.31	$12.04	$17.26
Class I:
Net assets	$328,186,650	$17,434,795	$52,841,473
Shares of beneficial interest outstanding	14,191,045	1,083,852	3,377,736
Net Asset Value, offering, and redemption price per share	$23.13	$16.09	$15.64

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

28

TETON Westwood Funds

Statements of Assets and Liabilities (Continued)

September 30, 2020

	Equity Fund	Balanced Fund
Assets:
Investments, at value (cost $42,545,311 and $46,836,692, respectively)	$47,823,445	$52,058,555
Investments in affiliates, at value	—	—
Cash	711	—
Receivable for Fund shares sold	1,033	2,326
Receivable for investments sold	—	—
Receivable from Adviser	—	—
Dividends and interest receivable	25,315	109,492
Prepaid expenses	14,539	16,736

Total Assets	47,865,043	52,187,109

Liabilities:
Payable to custodian	—	4,063
Payable for investments purchased	—	—
Payable for Fund shares redeemed	1,000	28,973
Payable for investment advisory fees	39,497	32,312
Payable for distribution fees	9,576	12,287
Payable for accounting fees	—	3,750
Payable for custodian fees	6,413	7,320
Payable for legal and audit fees	30,361	30,516
Payable for shareholder communications expenses	15,422	15,577
Payable for shareholder services fees	5,519	6,980
Other accrued expenses	5,433	5,572

Total Liabilities	113,221	147,350

Net Assets	$47,751,822	$52,039,759

Net Assets Consist of:
Paid-in capital	$40,210,718	$45,026,041
Total distributable earnings	7,541,104	7,013,718

Net Assets	$47,751,822	$52,039,759

Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net assets	$44,108,915	$38,713,318

Shares of beneficial interest outstanding	4,003,510	3,567,983
Net Asset Value, offering, and redemption price per share	$11.02	$10.85
Class A:
Net assets	$1,009,447	$7,981,267
Shares of beneficial interest outstanding	91,877	730,206
Net Asset Value and redemption price per share	$10.99	$10.93
Maximum offering price per share (NAV ÷ 0.96, based on maximum sales charge of 4.00% of the offering price)	$11.45	$11.39
Class C:
Net assets	$38,410	$1,214,437
Shares of beneficial interest outstanding	3,773	108,880
Net Asset Value and offering price per share(a)	$10.18	$11.15
Class I:
Net assets	$2,595,050	$4,130,737
Shares of beneficial interest outstanding	236,304	381,354
Net Asset Value, offering, and redemption price per share	$10.98	$10.83

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

29

TETON Westwood Funds

Statements of Operations

For the Year Ended September 30, 2020

	Mighty Mites Fund	SmallCap Equity Fund	Convertible Securities Fund
Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $48,669, $634, and $0, respectively)	$7,483,005	$506,601	$790,088
Dividends - affiliated	868,758	—	—
Interest	72,744	8,573	613,198

Total Investment Income	8,424,507	515,174	1,403,286
Expenses:
Investment advisory fees	7,458,579	339,000	619,623
Distribution fees - Class AAA	310,670	17,467	14,212
Distribution fees - Class A	359,422	18,925	27,242
Distribution fees - Class C	719,976	24,008	54,257
Accounting fees	45,000	—	45,000
Custodian fees	164,191	11,033	18,490
Interest expense	3,307	667	455
Legal and audit fees	80,750	34,277	28,695
Registration expenses	66,268	52,372	57,527
Shareholder communications expenses	208,517	25,286	32,017
Shareholder services fees	669,080	14,009	24,920
Trustees’ fees	116,645	5,319	9,611
Tax expense	11,646	—	—
Miscellaneous expenses	57,599	13,469	13,636

Total Expenses	10,271,650	555,832	945,685
Less:
Fees waived or expenses reimbursed by Adviser (See Note 3)	—	(154,193)	(291,369)
Advisory fee reduction on unsupervised assets (See Note 3)	(55,544)	—	—
Custodian fee credits	(316)	—	(238)
Expenses paid by broker (See Note 6)	(9,560)	(1,573)	(250)

Total Reimbursements, Waivers, Reductions, and Credits	(65,420)	(155,766)	(291,857)

Net Expenses	10,206,230	400,066	653,828

Net Investment Income/(Loss)	(1,781,723)	115,108	749,458
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain/(loss) on investments - unaffiliated	71,775,781	(81,846)	1,950,481
Net realized loss on investments - affiliated	(4,476)	—	—
Net realized gain on foreign currency transactions	2,900	—	—
Net realized gain/(loss) on investments and foreign currency transactions	71,774,205	(81,846)	1,950,481
Net change in unrealized appreciation/depreciation:
on investments - unaffiliated	(168,456,282)	(3,957,562)	6,732,680
on investments - affiliated	(2,067,222)	—	—
on foreign currency translations	1,480	—	—

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(170,522,024)	(3,957,562)	6,732,680

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(98,747,819)	(4,039,408)	8,683,161
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(100,529,542)	$(3,924,300)	$9,432,619

See accompanying notes to financial statements.

30

TETON Westwood Funds

Statements of Operations (Continued)

For the Year Ended September 30, 2020

	Equity Fund	Balanced Fund
Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $1,568 and $1,124, respectively)	$1,198,187	$809,689
Dividends - affiliated	—	—
Interest	5,700	488,719

Total Investment Income	1,203,887	1,298,408

Expenses:
Investment advisory fees	515,780	411,571
Distribution fees - Class AAA	117,517	102,379
Distribution fees - Class A	5,920	42,937
Distribution fees - Class C	839	13,739
Accounting fees	18,750	41,250
Custodian fees	16,240	19,317
Interest expense	—	—
Legal and audit fees	28,152	28,392
Registration expenses	55,413	56,951
Shareholder communications expenses	28,085	28,069
Shareholder services fees	30,885	35,312
Trustees’ fees	8,140	8,726
Miscellaneous expenses	13,909	14,561

Total Expenses	839,630	803,204

Less:
Fees waived or expenses reimbursed by Adviser (See Note 3)	—	—
Advisory fee reduction on unsupervised assets (See Note 3)	—	—
Custodian fee credits	—	—
Expenses paid by broker (See Note 6)	(1,331)	(1,729)

Total Reimbursements, Waivers, Reductions, and Credits	(1,331)	(1,729)

Net Expenses.	838,299	801,475

Net Investment Income	365,588	496,933

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments - unaffiliated	2,201,830	1,877,132
Net realized loss on investments - affiliated	—	—
Net realized gain/(loss) on foreign currency transactions	—	—

Net realized gain on investments and foreign currency transactions	2,201,830	1,877,132

Net change in unrealized appreciation/depreciation:
on investments	(4,996,419)	(2,544,380)

Net change in unrealized appreciation/depreciation on investments	(4,996,419)	(2,544,380)

Net Realized and Unrealized Loss on Investments and Foreign Currency	(2,794,589)	(667,248)

Net Decrease in Net Assets Resulting from Operations	$(2,429,001)	$(170,315)

See accompanying notes to financial statements.

31

TETON Westwood Funds

Statements of Changes in Net Assets

For the Year Ended September 30,

	Mighty Mites Fund
	2020	2019
Operations:
Net investment income/(loss)	$(1,781,723)	$(532,789)
Net realized gain/(loss) on investments and foreign currency transactions	71,774,205	35,912,231
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(170,522,024)	(158,512,405)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(100,529,542)	(123,132,963)

Distributions to Shareholders
Accumulated earnings
Class AAA	(6,208,183)	(7,361,282)
Class A	(3,606,122)	(3,810,847)
Class C	(4,751,028)	(6,494,377)
Class I	(24,833,267)	(29,681,828)

Distributions to Shareholders	(39,398,600)	(47,348,334)

Shares of Beneficial Interest Transactions:
Proceeds from shares issued
Class AAA	6,998,306	10,468,795
Class A	28,659,192	14,953,915
Class C	3,705,823	6,646,050
Class I	76,093,456	118,030,977

	115,456,777	150,099,737

Proceeds from reinvestment of distributions
Class AAA	6,063,185	7,212,093
Class A	3,348,477	3,441,845
Class C	4,118,528	5,725,757
Class I	17,295,389	19,854,881

	30,825,579	36,234,576

Cost of shares redeemed
Class AAA	(46,554,600)	(61,793,617)
Class A	(28,494,755)	(40,281,984)
Class C	(54,901,918)	(49,090,524)
Class I	(295,064,423)	(335,035,651)

	(425,015,696)	(486,201,776)

Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	(278,733,340)	(299,867,463)

Redemption Fees	498	1,291

Net Increase/(Decrease) in Net Assets	(418,660,984)	(470,347,469)
Net Assets:
Beginning of year	965,715,645	1,436,063,114

End of year	$547,054,661	$965,715,645

See accompanying notes to financial statements.

32

TETON Westwood Funds

Statements of Changes in Net Assets (Continued)

For the Year Ended September 30,

SmallCap Equity Fund		Convertible Securities Fund		Equity Fund		Balanced Fund
2020	2019	2020	2019	2020	2019	2020	2019

$115,108	$165,173	$ 749,458	$402,055	$365,588	$452,780	$496,933	$647,253
(81,846)	1,189,078	1,950,481	800,895	2,201,830	4,834,985	1,877,132	3,898,057

(3,957,562)	(2,429,472)	6,732,680	1,016,004	(4,996,419)	(2,435,331)	(2,544,380)	(1,085,484)
(3,924,300)	(1,075,221)	9,432,619	2,218,954	(2,429,001)	2,852,434	(170,315)	3,459,826

(382,989)	(988,127)	(160,522)	(249,390)	(4,707,142)	(7,382,923)	(3,248,968)	(5,372,476)
(221,161)	(503,509)	(133,245)	(200,657)	(124,557)	(193,992)	(688,567)	(956,205)
(174,295)	(375,663)	(94,498)	(139,526)	(8,991)	(62,356)	(91,165)	(461,298)
(1,189,843)	(2,141,704)	(1,362,135)	(1,206,229)	(372,035)	(693,652)	(284,164)	(435,231)
(1,968,288)	(4,009,003)	(1,750,400)	(1,795,802)	(5,212,725)	(8,332,923)	(4,312,864)	(7,225,210)

819,991	1,119,732	3,003,812	1,224,687	371,406	425,605	2,247,574	8,157,431
312,908	891,774	1,747,065	1,587,810	27,659	69,261	1,108,936	3,417,235
536,408	1,696,887	2,038,150	1,949,173	3,701	59,376	613,730	466,783
5,415,906	11,711,478	24,215,140	24,516,359	73,325	225,838	1,216,781	366,124
7,085,213	15,419,871	31,004,167	29,278,029	476,091	780,080	5,187,021	12,407,573

382,027	983,405	155,791	242,035	4,531,816	7,101,811	3,158,115	5,219,980
220,311	502,766	131,687	197,189	124,532	193,971	673,247	933,418
170,932	357,015	93,984	139,286	6,710	58,166	76,268	456,569
1,186,210	2,133,536	1,361,828	1,205,642	367,279	687,138	272,170	413,205
1,959,480	3,976,722	1,743,290	1,784,152	5,030,337	8,041,086	4,179,800	7,023,172

(1,667,784)	(2,044,177)	(1,558,201)	(806,900)	(4,767,525)	(6,493,308)	(7,977,385)	(11,122,683)
(1,114,905)	(1,164,895)	(1,215,061)	(677,142)	(324,277)	(203,757)	(2,657,651)	(3,128,537)
(1,718,018)	(1,345,840)	(883,050)	(817,524)	(61,054)	(377,696)	(1,565,123)	(2,905,019)
(8,970,107)	(9,981,231)	(14,904,225)	(7,837,496)	(1,233,302)	(1,341,652)	(764,011)	(758,150)
(13,470,814)	(14,536,143)	(18,560,537)	(10,139,062)	(6,386,158)	(8,416,413)	(12,964,170)	(17,914,389)

(4,426,121)	4,860,450	14,186,920	20,923,119	(879,730)	404,753	(3,597,349)	1,516,356
67	2	443	—	—	—	—	—
(10,318,642)	(223,772)	21,869,582	21,346,271	(8,521,456)	(5,075,736)	(8,080,528)	(2,249,028)

38,668,841	38,892,613	50,637,347	29,291,076	56,273,278	61,349,014	60,120,287	62,369,315
$28,350,199	$38,668,841	$72,506,929	$50,637,347	$47,751,822	$56,273,278	$52,039,759	$60,120,287

See accompanying notes to financial statements.

33

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders					Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(c)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Net of Waivers/Credits/ Reimbursements/ Reductions(d)	Operating Expenses Before Waivers/Credits/ Reimbursements/ Reductions(e)	Portfolio Turnover Rate

Mighty Mites Fund
Class AAA
2020	$25.58	$(0.07)	$(2.01)	$(2.08)	$(1.08)	$(1.08)	$0.00	$22.42	(8.7)%	$103,109	(0.31)%	1.43%	1.44%	2%
2019	28.86	(0.03)	(2.28)	(2.31)	(0.97)	(0.97)	0.00	25.58	(8.0)	156,267	(0.11)	1.41	1.41	8
2018	29.42	(0.07)	1.32	1.25	(1.81)	(1.81)	0.00	28.86	4.4	226,938	(0.25)	1.40	1.40	9
2017	24.76	(0.12)	5.97	5.85	(1.19)	(1.19)	0.00	29.42	24.4	274,161	(0.46)	1.41	1.42	8
2016	22.02	(0.15)	3.41	3.26	(0.52)	(0.52)	0.00	24.76	15.0	256,488	(0.67)	1.41	1.41	6
Class A
2020	$24.49	$(0.12)	$(1.92)	$(2.04)	$(1.08)	$(1.08)	$0.00	$21.37	(8.9)%	$68,250	(0.55)%	1.68%	1.69%	2%
2019	27.75	(0.09)	(2.20)	(2.29)	(0.97)	(0.97)	0.00	24.49	(8.3)	75,977	(0.35)	1.66	1.66	8
2018	28.42	(0.14)	1.28	1.14	(1.81)	(1.81)	0.00	27.75	4.1	111,572	(0.50)	1.65	1.65	9
2017	24.01	(0.18)	5.78	5.60	(1.19)	(1.19)	0.00	28.42	24.1	169,017	(0.72)	1.66	1.67	8
2016	21.43	(0.20)	3.30	3.10	(0.52)	(0.52)	0.00	24.01	14.6	141,893	(0.92)	1.66	1.66	6
Class C
2020	$21.24	$(0.20)	$(1.65)	$(1.85)	$(1.08)	$(1.08)	$0.00	$18.31	(9.4)%	$47,509	(1.06)%	2.18%	2.19%	2%
2019	24.32	(0.18)	(1.93)	(2.11)	(0.97)	(0.97)	0.00	21.24	(8.7)	108,356	(0.85)	2.16	2.16	8
2018	25.24	(0.24)	1.13	0.89	(1.81)	(1.81)	0.00	24.32	3.6	166,600	(1.00)	2.15	2.15	9
2017	21.55	(0.27)	5.15	4.88	(1.19)	(1.19)	0.00	25.24	23.5	180,282	(1.21)	2.16	2.17	8
2016	19.38	(0.28)	2.97	2.69	(0.52)	(0.52)	0.00	21.55	14.1	175,241	(1.41)	2.16	2.16	6
Class I
2020	$26.29	$(0.01)	$(2.07)	$(2.08)	$(1.08)	$(1.08)	$0.00	$23.13	(8.4)%	$328,187	(0.05)%	1.18%	1.19%	2%
2019	29.57	0.04	(2.35)	(2.31)	(0.97)	(0.97)	0.00	26.29	(7.8)	625,116	0.15	1.16	1.16	8
2018	30.02	0.00 (c)	1.36	1.36	(1.81)	(1.81)	0.00	29.57	4.7	930,953	0.00 (f)	1.15	1.15	9
2017	25.18	(0.06)	6.09	6.03	(1.19)	(1.19)	0.00	30.02	24.7	728,641	(0.22)	1.16	1.17	8
2016	22.34	(0.10)	3.46	3.36	(0.52)	(0.52)	0.00	25.18	15.2	476,493	(0.44)	1.16	1.16	6

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data are calculated using the average shares outstanding method.
(b)	Due to capital share activity, net investment income/(loss) per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(c)	Amount represents less than $0.005 per share.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no impact on the expense ratios.
(e)

Before advisory fee reduction on unsupervised assets totalling 0.01% of net assets for the years ended September 30, 2020 and 2017. For the years ended September 30, 2019, 2018, and 2016 there was no impact on the expense ratios.

(f)	Amount represents less than 0.005%.

See accompanying notes to financial statements.

34

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders						Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Net of Waivers/ Reimbursements(c)	Operating Expenses Before Waivers/ Reimbursements	Portfolio Turnover Rate

SmallCap Equity Fund
Class AAA
2020	$17.97	$ 0.04	$(1.72)	$(1.68)	$(0.07)	$(0.82)	$(0.89)	$0.00	$15.40	(10.1)%	$ 6,146	0.26%	1.25%	1.70%	18%
2019	21.49	0.06	(1.28)	(1.22)	—	(2.30)	(2.30)	0.00	17.97	(5.6)	7,758	0.33	1.25	1.64	35
2018	21.37	(0.02)	2.00	1.98	—	(1.86)	(1.86)	—	21.49	9.7	9,286	(0.08)	1.25	1.72	32
2017	19.03	(0.04)	4.17	4.13	—	(1.79)	(1.79)	0.00	21.37	23.1	9,295	(0.22)	1.36	1.74	38
2016	18.54	(0.04)	3.57	3.53	—	(3.04)	(3.04)	0.00	19.03	21.1	10,855	(0.25)	1.50	1.79	18
Class A
2020	$16.98	$ 0.00 (b)	$(1.63)	$(1.63)	$(0.03)	$(0.82)	$(0.85)	$0.00	$14.50	(10.3)%	$ 3,172	0.02%	1.50%	1.95%	18%
2019	20.48	0.01	(1.21)	(1.20)	—	(2.30)	(2.30)	0.00	16.98	(5.8)	4,440	0.08	1.50	1.89	35
2018	20.50	(0.07)	1.91	1.84	—	(1.86)	(1.86)	—	20.48	9.4	5,024	(0.33)	1.50	1.97	32
2017	18.37	(0.09)	4.01	3.92	—	(1.79)	(1.79)	0.00	20.50	22.8	3,580	(0.47)	1.60	1.99	38
2016	18.02	(0.08)	3.47	3.39	—	(3.04)	(3.04)	0.00	18.37	20.9	2,871	(0.49)	1.75	2.04	18
Class C
2020	$14.28	$(0.06)	$(1.36)	$(1.42)	—	$(0.82)	$(0.82)	$0.00	$12.04	(10.8)%	$ 1,597	(0.46)%	2.00%	2.45%	18%
2019	17.69	(0.06)	(1.05)	(1.11)	—	(2.30)	(2.30)	0.00	14.28	(6.2)	3,164	(0.41)	2.00	2.39	35
2018	18.04	(0.15)	1.66	1.51	—	(1.86)	(1.86)	—	17.69	8.8	2,895	(0.83)	2.00	2.47	32
2017	16.43	(0.16)	3.56	3.40	—	(1.79)	(1.79)	0.00	18.04	22.2	2,247	(0.97)	2.11	2.49	38
2016	16.49	(0.15)	3.13	2.98	—	(3.04)	(3.04)	0.00	16.43	20.2	2,268	(0.99)	2.25	2.54	18
Class I
2020	$18.74	$ 0.09	$(1.80)	$(1.71)	$(0.12)	$(0.82)	$(0.94)	$0.00	$16.09	(9.9)%	$17,435	0.52%	1.00%	1.45%	18%
2019	22.27	0.11	(1.32)	(1.21)	(0.02)	(2.30)	(2.32)	0.00	18.74	(5.3)	23,307	0.60	1.00	1.39	35
2018	22.04	0.04	2.05	2.09	—	(1.86)	(1.86)	—	22.27	9.9	21,688	0.17	1.00	1.47	32
2017	19.53	0.01	4.29	4.30	—	(1.79)	(1.79)	0.00	22.04	23.4	17,501	0.03	1.09	1.49	38
2016	18.90	0.00 (b)	3.67	3.67	—	(3.04)	(3.04)	0.00	19.53	21.5	10,883	0.00	1.25	1.54	18

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data are calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been received during the year ended September 30, 2016, the expense ratios would have been 1.51%, 1.76%, 2.26%, and 1.26% for Class AAA, Class A, Class C, and Class I, respectively. For the years ended September 30, 2020, 2019, 2018, and 2017, these credits had no material impact on the expense ratios.

See accompanying notes to financial statements.

35

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders								Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain on Investments	Total From Investment Operations	Net Investment Income		Net Realized Gain on Investments	Total Distributions		Redemption fees(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Net of Waivers/ Reimbursements		Operating Expenses Before Waivers/ Reimbursements	Portfolio Turnover Rate

Convertible Securities Fund
Class AAA
2020	$13.86	$ 0.16	$1.98	$2.14	$(0.25)		$(0.16)	$(0.41)		$0.00	$15.59	15.8%	$ 7,392	1.12%	1.15	%(c)	1.62%	62%
2019	13.98	0.13	0.51	0.64	(0.23)		(0.53)	(0.76)		—	13.86	5.1	5,168	1.00	1.15	(c)	1.66	28
2018	12.41	0.04	1.73	1.77	(0.20)		—	(0.20)		—	13.98	14.4	4,523	0.34	1.15	(c)	2.03	35
2017	11.59	0.07	1.49	1.56	(0.21)		(0.53)	(0.74)		—	12.41	14.1	4,138	0.57	1.15		2.47	40
2016	10.53	0.04	1.05	1.09	(0.03)		—	(0.03)		—	11.59	10.4	4,240	0.38	2.00	(c)	2.74	20
Class A
2020	$14.33	$ 0.13	$2.04	$2.17	$(0.21)		$(0.16)	$(0.37)		$0.00	$16.13	15.5%	$ 6,143	0.86%	1.40	%(c)	1.87%	62%
2019	14.43	0.10	0.53	0.63	(0.20)		(0.53)	(0.73)		—	14.33	4.8	4,821	0.76	1.40	(c)	1.91	28
2018	12.79	0.01	1.80	1.81	(0.17)		—	(0.17)		—	14.43	14.2	3,711	0.09	1.40	(c)	2.28	35
2017	11.94	0.05	1.52	1.57	(0.19)		(0.53)	(0.72)		—	12.79	13.8	2,670	0.42	1.40		2.72	40
2016	10.87	0.01	1.08	1.09	(0.02)		—	(0.02)		—	11.94	10.1	1,191	0.10	2.25	(c)	2.99	20
Class C
2020	$15.30	$ 0.06	$2.19	$2.25	$(0.13)		$(0.16)	$(0.29)		$0.00	$17.26	14.9%	$ 6,130	0.37%	1.90	%(c)	2.37%	62%
2019	15.36	0.04	0.56	0.60	(0.13)		(0.53)	(0.66)		—	15.30	4.3	4,246	0.26	1.90	(c)	2.41	28
2018	13.62	(0.06)	1.90	1.84	(0.10)		—	(0.10)		—	15.36	13.6	2,960	(0.40)	1.90	(c)	2.78	35
2017	12.69	(0.02)	1.63	1.61	(0.15)		(0.53)	(0.68)		—	13.62	13.3	1,307	(0.19)	1.90		3.22	40
2016	11.59	(0.04)	1.14	1.10	(0.00	)(b)	—	(0.00	)(b)	—	12.69	9.6	873	(0.37)	2.75	(c)	3.49	20
Class I
2020	$13.91	$ 0.20	$1.97	$2.17	$(0.28)		$(0.16)	$(0.44)		$0.00	$15.64	16.0%	$52,842	1.36%	0.90	%(c)	1.37%	62%
2019	14.03	0.18	0.49	0.67	(0.26)		(0.53)	(0.79)		—	13.91	5.3	36,402	1.32	0.90	(c)	1.41	28
2018	12.44	0.08	1.75	1.83	(0.24)		—	(0.24)		—	14.03	14.8	18,097	0.56	0.90	(c)	1.78	35
2017	11.61	0.12	1.48	1.60	(0.24)		(0.53)	(0.77)		—	12.44	14.5	6,636	1.00	0.90		2.22	40
2016	10.56	0.07	1.04	1.11	(0.06)		—	(0.06)		—	11.61	10.6	394	0.61	1.75	(c)	2.49	20

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data are calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been received, the expense ratios for the year ended September 30, 2016 would have been 2.01% (Class AAA), 2.26% (Class A), 2.76% (Class C), and 1.76% (Class I), respectively. For the years ended September 30, 2020, 2019, and 2018, these credits had no impact on the expense ratios.

See accompanying notes to financial statements.

36

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions to Shareholders					Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses(b)	Portfolio Turnover Rate

Equity Fund
Class AAA
2020	$12.66	$0.08		$(0.53)	$(0.45)	$(0.11)	$(1.08)	$(1.19)	$11.02	(4.3)%	$44,109	0.70%	1.63%	46%
2019	13.94	0.10		0.54	0.64	(0.09)	(1.83)	(1.92)	12.66	5.8	50,849	0.80	1.64	28
2018	13.69	0.08		1.71	1.79	(0.06)	(1.48)	(1.54)	13.94	14.1	54,595	0.59	1.60	33
2017	12.59	0.06		1.91	1.97	(0.07)	(0.80)	(0.87)	13.69	16.6	54,159	0.50	1.62	28
2016	12.22	0.07		1.30	1.37	(0.05)	(0.95)	(1.00)	12.59	11.4	53,063	0.54	1.63	31
Class A
2020	$12.63	$0.05		$(0.53)	$(0.48)	$(0.08)	$(1.08)	$(1.16)	$10.99	(4.6)%	$1,010	0.45%	1.88%	46%
2019	13.90	0.07		0.54	0.61	(0.05)	(1.83)	(1.88)	12.63	5.6	1,366	0.56	1.89	28
2018	13.64	0.05		1.71	1.76	(0.02)	(1.48)	(1.50)	13.90	13.9	1,435	0.35	1.85	33
2017	12.55	0.04		1.89	1.93	(0.04)	(0.80)	(0.84)	13.64	16.3	2,502	0.28	1.87	28
2016	12.19	0.03		1.31	1.34	(0.03)	(0.95)	(0.98)	12.55	11.2	3,719	0.29	1.88	31
Class C
2020	$11.76	$(0.00	)(c)	$(0.50)	$(0.50)	—	$(1.08)	$(1.08)	$10.18	(5.0)%	$38	(0.01)%	2.38%	46%
2019	13.09	0.00		0.50	0.50	—	(1.83)	(1.83)	11.76	5.0	104	0.04	2.39	28
2018	12.97	(0.02)		1.62	1.60	—	(1.48)	(1.48)	13.09	13.3	449	(0.17)	2.35	33
2017	11.99	(0.03)		1.81	1.78	—	(0.80)	(0.80)	12.97	15.7	685	(0.25)	2.37	28
2016	11.72	(0.03)		1.25	1.22	—	(0.95)	(0.95)	11.99	10.6	843	(0.23)	2.38	31
Class I
2020	$12.62	$0.11		$(0.53)	$(0.42)	$(0.14)	$(1.08)	$(1.22)	$10.98	(4.1)%	$2,595	0.96%	1.38%	46%
2019	13.91	0.13		0.53	0.66	(0.12)	(1.83)	(1.95)	12.62	6.1	3,954	1.06	1.39	28
2018	13.66	0.11		1.72	1.83	(0.10)	(1.48)	(1.58)	13.91	14.5	4,870	0.84	1.35	33
2017	12.57	0.10		1.89	1.99	(0.10)	(0.80)	(0.90)	13.66	16.9	4,981	0.75	1.37	28
2016	12.21	0.09		1.30	1.39	(0.08)	(0.95)	(1.03)	12.57	11.7	4,258	0.77	1.38	31

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data are calculated using the average shares outstanding method.
(b)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no impact on the expense ratios.
(c)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

37

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders					Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income	Operating Expenses(b)	Portfolio Turnover Rate

Balanced Fund
Class AAA
2020	$11.71	$0.10	$(0.11)	$(0.01)	$(0.10)	$(0.75)	$(0.85)	$10.85	(0.2)%	$38,713	0.95%	1.42%	57%
2019	12.39	0.13	0.55	0.68	(0.13)	(1.23)	(1.36)	11.71	6.4	44,638	1.15	1.37	44
2018	12.16	0.12	0.96	1.08	(0.12)	(0.73)	(0.85)	12.39	9.3	45,181	1.00	1.34	27
2017	11.75	0.11	1.04	1.15	(0.11)	(0.63)	(0.74)	12.16	10.3	50,934	0.93	1.33	23
2016	11.72	0.12	0.85	0.97	(0.12)	(0.82)	(0.94)	11.75	8.6	50,105	1.06	1.35	23
Class A
2020	$11.79	$0.08	$(0.11)	$(0.03)	$(0.08)	$(0.75)	$(0.83)	$10.93	(0.4)%	$7,981	0.70%	1.67%	57%
2019	12.47	0.10	0.55	0.65	(0.10)	(1.23)	(1.33)	11.79	6.1	9,553	0.89	1.62	44
2018	12.23	0.09	0.97	1.06	(0.09)	(0.73)	(0.82)	12.47	9.1	8,719	0.75	1.59	27
2017	11.81	0.08	1.05	1.13	(0.08)	(0.63)	(0.71)	12.23	10.1	8,165	0.68	1.58	23
2016	11.78	0.10	0.85	0.95	(0.10)	(0.82)	(0.92)	11.81	8.2	7,040	0.81	1.60	23
Class C
2020	$12.01	$0.02	$(0.11)	$(0.09)	$(0.02)	$(0.75)	$(0.77)	$11.15	(0.9)%	$1,215	0.20%	2.17%	57%
2019	12.67	0.05	0.56	0.61	(0.04)	(1.23)	(1.27)	12.01	5.6	2,195	0.40	2.12	44
2018	12.41	0.03	0.99	1.02	(0.03)	(0.73)	(0.76)	12.67	8.5	4,544	0.25	2.09	27
2017	11.97	0.02	1.06	1.08	(0.01)	(0.63)	(0.64)	12.41	9.6	4,585	0.18	2.08	23
2016	11.92	0.04	0.87	0.91	(0.04)	(0.82)	(0.86)	11.97	7.8	5,575	0.30	2.10	23
Class I
2020	$11.69	$0.13	$(0.11)	$0.02	$(0.13)	$(0.75)	$(0.88)	$10.83	0.1%	$4,131	1.19%	1.17%	57%
2019	12.38	0.16	0.54	0.70	(0.16)	(1.23)	(1.39)	11.69	6.6	3,734	1.40	1.12	44
2018	12.15	0.15	0.97	1.12	(0.16)	(0.73)	(0.89)	12.38	9.6	3,925	1.24	1.09	27
2017	11.73	0.14	1.05	1.19	(0.14)	(0.63)	(0.77)	12.15	10.7	1,989	1.18	1.08	23
2016	11.70	0.15	0.85	1.00	(0.15)	(0.82)	(0.97)	11.73	8.8	1,896	1.30	1.10	23

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data are calculated using the average shares outstanding method.
(b)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no impact on the expense ratios.

See accompanying notes to financial statements.

38

TETON Westwood Funds

Notes to Financial Statements

1. Organization. The TETON Westwood Funds (the Trust) was organized as a Massachusetts business trust on June 12, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified open-end management investment company and currently consists of five active separate investment portfolios: TETON Westwood Mighty Mites Fund (Mighty Mites Fund), TETON Westwood SmallCap Equity Fund (SmallCap Equity Fund), TETON Convertible Securities Fund (Convertible Securities Fund), TETON Westwood Equity Fund (Equity Fund), and TETON Westwood Balanced Fund (Balanced Fund), individually, a “Fund” and collectively, the “Funds.” Each class of shares outstanding bears the same voting, dividend, liquidation, and other rights and conditions, except that the expenses incurred in the distribution and marketing of such shares are different for each class.

The investment objectives of each Fund are as follows:

●	Mighty Mites Fund seeks to provide long term capital appreciation by investing primarily in micro-capitalization equity securities.

●	SmallCap Equity Fund seeks to provide long term capital appreciation by investing primarily in smaller capitalization equity securities.

●	Convertible Securities Fund seeks to provide a high level of current income as well as long term capital appreciation.

●	Equity Fund seeks to provide capital appreciation. The Equity Fund’s secondary goal is to produce current income.

●	Balanced Fund seeks to provide capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

2. Significant Accounting Policies. As an investment company, the Trust follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals under ASU 2018-13. Management has early adopted the removals set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Teton Advisors, Inc. (the Adviser). Investments in open-end investment companies are valued at each underlying fund’s NAV per share as of the report date.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities fair value, in which case these securities will be fair value as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing

TETON Westwood Funds

Notes to Financial Statements (Continued)

settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Funds’ investments in securities by inputs used to value the Funds’ investments as of September 30, 2020 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total Market Value at 9/30/20
MIGHTY MITES FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Airlines	—	$6,750	—		$6,750
Automotive: Parts and Accessories	$6,968,140	880	—		6,969,020
Aviation: Parts and Services	11,977,141	185,194	—		12,162,335
Business Services	13,613,758	891,550	—		14,505,308
Consumer Products	18,121,288	29	—		18,121,317
Consumer Services	5,003,562	189,750	—		5,193,312
Diversified Industrial	60,944,412	3,098,583	—		64,042,995
Energy and Utilities: Natural Gas	2,854,195	2,067,252	—		4,921,447
Financial Services	43,915,613	569,446	$138,000		44,623,059
Food and Beverage	11,793,321	119,969	—		11,913,290
Health Care	53,279,912	—	0		53,279,912
Paper and Forest Products	—	1,765,575	—		1,765,575
Real Estate	21,518,325	1,930,391	255		23,448,971
Specialty Chemicals	14,464,718	836	—		14,465,554
Other Industries (a)	267,824,613	—	—		267,824,613
Total Common Stocks	532,278,998	10,826,205	138,255		543,243,458
Closed-End Funds	688,061	—	—		688,061
Preferred Stocks (a)	3,987,492	—	—		3,987,492
Convertible Preferred Stocks (a)	—	17,865	—		17,865
Mandatory Convertible Securities (a)	—	332,090	—		332,090
Rights (a)	—	400	3,979		4,379
Warrants (a)	991	23,610	0		24,601
U.S. Government Obligations	—	994,791	—		994,791
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$536,955,542	$12,194,961	$142,234	(b)	$549,292,737

SMALLCAP EQUITY FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (c)	$27,961,022	—	—		$27,961,022
U.S. Government Obligations	—	$1,179,841	—		1,179,841
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$27,961,022	$1,179,841	—		$29,140,863

TETON Westwood Funds

Notes to Financial Statements (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total Market Value at 9/30/20

CONVERTIBLE SECURITIES FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (c)	—	—	$0		$0
Convertible Corporate Bonds (c)	—	$55,223,608	—		55,223,608
Convertible Preferred Stocks (c)	$2,110,620	—	—		2,110,620
Mandatory Convertible Securities (c)	9,316,958	1,390,113	—		10,707,071
U.S. Government Obligations	—	5,539,064	—		5,539,064
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$11,427,578	$62,152,785	$0	(d)	$73,580,363

EQUITY FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (c)	$47,763,919	—	—		$47,763,919
Short Term Investment	59,526	—	—		59,526
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$47,823,445	—	—		$47,823,445

BALANCED FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (c)	$34,515,099	—	—		$34,515,099
Corporate Bonds (c)	—	$8,930,764	—		8,930,764
Convertible Corporate Bonds	—	235,856	—		235,856
U.S. Government Agency Obligations	—	1,765,539	—		1,765,539
U.S. Government Obligations	—	6,380,628	—		6,380,628
Short Term Investment	230,669	—	—		230,669
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$34,745,768	$17,312,787	—		$52,058,555

(a)	Please refer to the Summary Schedule of Investments for the industry classifications of these portfolio holdings.
(b)

Level 3 securities are valued by brokers and pricing services, or recent transactions. At September 30, 2020, the value of these securities was $142,234. The inputs for these securities are not readily available or cannot be reasonably estimated.

(c)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
(d)

Level 3 securities are valued by brokers and pricing services, or recent transactions. At September 30, 2020, the value of these securities was $0. The inputs for these securities are not readily available or cannot be reasonably estimated.

During the fiscal year ended September 30, 2020, the Mighty Mites Fund and the Convertible Securities Fund did not have transfers into or out of Level 3.

There were no Level 3 investments held at September 30, 2020 or September 30, 2019 for the SmallCap Equity Fund, Equity Fund, and Balanced Fund.

Additional Information to Evaluate Qualitative Information.

General. The Funds use recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of their securities, and use broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

TETON Westwood Funds

Notes to Financial Statements (Continued)

Securities Sold Short. The Funds may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Funds record an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Funds record a realized gain or loss when the short position is closed out. By entering into a short sale, the Funds bear the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Funds on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. During the fiscal year ended September 30, 2020, there were no short sales.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Restricted Securities. Each Fund may invest up to 10% (except for the Mighty Mites Fund, SmallCap Equity Fund, and Convertible Securities Fund which may invest up to 15%) of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. Securities deemed as liquid are not included in the limitations described above. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Funds held as of September 30, 2020, refer to the Schedules of Investments.

Investments in other Investment Companies. All Funds may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in these Funds would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the fiscal year ended September 30, 2020, the Mighty Mites Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 2 basis points, Equity Fund’s and Balanced Fund’s was each less than 1 basis point.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as a Fund becomes aware of such dividends.

TETON Westwood Funds

Notes to Financial Statements (Continued)

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in a Fund’s custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under each custody arrangement are included in custodian fees in the Statements of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, a Fund is charged an overdraft fee equal to 90% of the current Treasury Bill rate on outstanding balances. These amounts, if any, would be included in the Statements of Operations.

Distributions to Shareholders. Distributions from net investment income are declared and paid annually for the Mighty Mites Fund, SmallCap Equity Fund, and Equity Fund, and quarterly for the Convertible Securities Fund and Balanced Fund. Distributions of net realized gain on investments are normally declared and paid at least annually by each Fund. Distributions to shareholders are recorded on the ex-dividend date. The characterization of distributions to shareholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Funds, utilization of tax equalizations, timing differences, net operating loss write off, and differing characterizations of distributions made by the Funds. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Funds.

For the fiscal year ended September 30, 2020, the following reclassifications were made to increase/decrease such amounts with offsetting adjustments to paid-in capital:

	Accumulated Earnings	Paid-in Capital
Mighty Mites Fund	$(7,197,932)	$7,197,932
SmallCap Equity Fund	585,380	(585,380)

The tax character of distributions paid during the fiscal years ended September 30, 2020 and 2019 was as follows:

	Year Ended September 30,			Year Ended September 30,		Year Ended September 30,
	2020		2019	2020	2019	2020	2019
	Mighty Mites Fund			SmallCap Equity Fund		Convertible Securities Fund
Ordinary income (inclusive of short term capital gains)	$—		—	$354,062	$518,900	$1,156,926	$1,334,142
Net long term capital gains	48,293,347		$47,348,334	1,614,226	3,490,103	593,474	461,660

Total distributions paid	$48,293,347	*	$47,348,334	$1,968,288	$4,009,003	$1,750,400	$1,795,802

	Equity Fund			Balanced Fund
Ordinary income (inclusive of short term capital gains)	$478,290		$391,760	$500,318	$647,718
Net long term capital gains	4,734,435		7,941,163	3,812,546	6,577,492

Total distributions paid	$5,212,725		$8,332,923	$4,312,864	$7,225,210

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Funds’ net investment company taxable income and net capital gains.

TETON Westwood Funds

Notes to Financial Statements (Continued)

At September 30, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Mighty Mites Fund	SmallCap Equity Fund	Convertible Securities Fund	Equity Fund	Balanced Fund
Undistributed ordinary income (inclusive of short term capital gains)	—	—	$44,494	$260,785	—
Undistributed long term capital gains	$54,858,393	—	1,507,087	2,017,019	$1,896,305

Unrealized appreciation/(depreciation)	191,524,257	$2,575,701	9,708,644	5,263,300	5,117,413
Qualified late year loss deferral*	(1,139,402)	(1,100,805)	—	—	—

Total accumulated earnings	$245,243,248	$1,474,896	$11,260,225	$7,541,104	$7,013,718

*

Qualified late year losses related to passive foreign investment companies, ordinary losses, and losses on sales of securities and foreign currency realized after October 31 (certain ordinary losses incurred after December 31) and prior to the Funds’ year end may be elected as occurring on the first day of the following year.

At September 30, 2020, the temporary differences between book basis and tax basis unrealized appreciation/depreciation on investments was primarily due to deferral of losses from wash sales for tax purposes, investments in REITs, mark-to-market adjustments on investments in passive foreign investment companies, premium amortization, and basis adjustments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2020:

	Mighty Mites Fund	SmallCap Equity Fund	Convertible Securities Fund	Equity Fund	Balanced Fund
Aggregate cost of investments	$357,767,562	$26,565,162	$63,871,719	$42,560,145	$46,941,142

Gross unrealized appreciation	$246,404,583	$6,403,192	$10,938,713	$8,705,163	$7,788,707
Gross unrealized depreciation	(54,879,408)	(3,827,491)	(1,230,069)	(3,441,863)	(2,671,294)

Net unrealized appreciation	$191,525,175	$2,575,701	$9,708,644	$5,263,300	$5,117,413

The Funds are required to evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. As of September 30, 2020, the Adviser has reviewed all open tax years and concluded that there was no impact to the Funds’ net assets or results of operations. The Funds’ federal and state tax returns for the prior three fiscal years remain open, subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Funds’ tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreements and Other Transactions. The Funds have entered into investment advisory agreements (the Advisory Agreements) with the Adviser which provide that the Funds will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% for the Mighty Mites Fund, SmallCap Equity Fund, Convertible Securities Fund, and Equity Fund, and 0.75% for the Balanced Fund, of the value of a Fund’s average daily net assets. In accordance with the Advisory Agreements, the Adviser provides a continuous investment program for the Funds’ portfolios, oversees the administration of all aspects of the Funds’ business and affairs, and pays the compensation of all Officers and Trustees of the Funds who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Mighty Mites Fund with respect to which the Adviser transferred dispositive and voting control to the Funds’ Proxy Voting Committee. During the fiscal year ended September 30, 2020, the Funds’ Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $55,544.

The Adviser has contractually agreed to waive investment advisory fees and/or to reimburse expenses to the SmallCap Equity Fund and Convertible Securities Fund in the event annual expenses of such Funds exceed certain prescribed limits as described in the paragraph below. Such fee waiver/reimbursement arrangements continue at least until January 31, 2021. For the fiscal year ended September 30, 2020, the Adviser waived fees or reimbursed expenses in the amounts of $154,193 and $291,369 for the SmallCap Equity Fund and Convertible Securities Fund, respectively.

In addition, the SmallCap Equity Fund and the Convertible Securities Fund are obliged to repay the Adviser for a period of two and three fiscal years, respectively, following the fiscal year in which the Adviser reimbursed the Funds only to the extent that the operating expenses of these Funds fall below the following expense limitations based on average net assets

TETON Westwood Funds

Notes to Financial Statements (Continued)

for the SmallCap Equity Fund and the Convertible Securities Fund for Class AAA Shares 1.25% and 1.15%, respectively, for Class A Shares 1.50% and 1.40%, respectively, for Class C Shares 2.00% and 1.90%, respectively, and for Class I Shares 1.00% and 0.90%, respectively. As of September 30, 2020, the cumulative unreimbursed amounts which may be recovered by the Adviser within the next three fiscal years are as follows:

		For the year ended September 30, 2019, expiring September 30, 2021	For the year ended September 30, 2020, expiring September 30, 2022	Total
SmallCap Equity Fund		$155,872	$154,193	$310,065

	For the year ended September 30, 2018, expiring September 30, 2021	For the year ended September 30, 2019, expiring September 30, 2022	For the year ended September 30, 2020, expiring September 30, 2023	Total
Convertible Securities Fund	$164,831	$183,238	$291,369	$639,438

Gabelli Funds, LLC is a subadviser to the Adviser for the Mighty Mites Fund and the Convertible Securities Fund. The Adviser pays Gabelli Funds, LLC out of its advisory fees a subadvisory fee, computed daily and payable monthly, based on an annual rate of 0.32% of the average net assets of these two Funds.

In addition, the Adviser has a Subadvisory Agreement with Westwood Management Corp. for the Equity Fund and Balanced Fund. The Adviser pays Westwood Management Corp. out of its advisory fees with respect to these latter two Funds a subadvisory fee, computed daily and payable monthly, in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for these Funds or (ii) 35% of the net revenues to the Adviser from these Funds.

The Adviser has a sub-administration agreement for each of the Funds with Gabelli Funds, LLC. Gabelli Funds, LLC has entered into an agreement with BNY Mellon Investment Servicing (US) Inc. to provide certain administrative services to the Funds.

The Trust pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended, and they are reimbursed by the Trust for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Trustee receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust.

4. Distribution Plan. The Trust’s Board has adopted a distribution plan (the Plan) for each class of shares, except Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.50%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales (including maturities) of securities during the fiscal year ended September 30, 2020, other than short term securities, are as follows:

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Mighty Mites Fund	$17,957,761	$332,954,289	—	—
SmallCap Equity Fund	5,863,717	11,984,128	—	—
Convertible Securities Fund	47,581,830	37,030,686	—	—
Equity Fund	23,684,386	28,576,002	—	—
Balanced Fund	24,898,536	25,703,348	$5,756,873	$10,731,972

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2020, the Mighty Mites Fund and the Convertible Securities Fund paid $209,906 and $790, respectively, in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $16,689 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the fiscal year ended September 30, 2020, the Mighty Mites Fund, SmallCap Equity Fund, Convertible Securities Fund, Equity Fund, and Balanced Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $9,560, $1,573, $250, $1,331, and $1,729, respectively.

TETON Westwood Funds

Notes to Financial Statements (Continued)

The cost of calculating each Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended September 30, 2020, the Mighty Mites Fund, Convertible Securities Fund, Equity Fund, and Balanced Fund accrued $45,000, $45,000, $18,750, and $41,250 in connection with the cost of computing these Funds’ NAVs. This expense was not charged during the fiscal year ended September 30, 2020 for the SmallCap Equity Fund.

During the fiscal year ended September 30, 2020, the Mighty Mites Fund engaged in purchase and sale transactions with funds that have a common investment adviser. These transactions complied with Rule 17a-7 under the 1940 Act and amounted to $1,614,144 and $6,123,728 in purchase and sales transactions, respectively.

7. Significant Shareholder. As of September 30, 2020, 6.86% of the Convertible Securities Fund was beneficially owned by the Adviser and its affiliates, including managed accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

8. Shares of Beneficial Interest. The Funds offer four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.00%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Mighty Mites Fund, SmallCap Equity Fund, and Convertible Securities Fund impose a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the respective Fund as an increase in paid-in capital. The redemption fees, if any, retained by the Fund during the fiscal years ended September 30, 2020 and September 30, 2019 can be found in the Statements of Changes in Net Assets under Redemption Fees.

TETON Westwood Funds

Notes to Financial Statements (Continued)

Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
	Mighty Mites Fund		SmallCap Equity Fund		Convertible Securities Fund

Class AAA
Shares sold	318,137	410,520	56,188	61,782	202,249	92,200
Shares issued upon reinvestment of distributions	236,477	282,053	21,188	55,403	11,087	18,828
Shares redeemed	(2,064,379)	(2,446,173)	(109,772)	(117,789)	(111,998)	(61,680)

Net increase/(decrease) in Class AAA Shares	(1,509,765)	(1,753,600)	(32,396)	(604)	101,338	49,348

Class A
Shares sold	1,279,751	605,833	19,901	50,966	117,429	113,762
Shares issued upon reinvestment of distributions	136,728	140,312	12,952	29,927	9,106	14,859
Shares redeemed	(1,324,981)	(1,665,189)	(75,557)	(64,736)	(82,206)	(49,374)

Net increase/(decrease) in Class A Shares	91,498	(919,044)	(42,704)	16,157	44,329	79,247

Class C
Shares sold	193,823	312,594	37,572	126,284	128,910	130,560
Shares issued upon reinvestment of distributions	195,376	268,060	12,046	25,160	6,102	9,874
Shares redeemed	(2,897,427)	(2,329,790)	(138,574)	(93,482)	(57,316)	(55,614)

Net increase/(decrease) in Class C Shares	(2,508,228)	(1,749,136)	(88,956)	57,962	77,696	84,820

Class I
Shares sold	3,257,165	4,540,036	329,739	697,664	1,724,266	1,830,022
Shares issued upon reinvestment of distributions	655,377	757,242	63,130	115,514	96,936	92,646
Shares redeemed	(13,497,163)	(13,009,360)	(552,705)	(543,276)	(1,060,771)	(595,550)

Net increase/(decrease) in Class I Shares	(9,584,621)	(7,712,082)	(159,836)	269,902	760,431	1,327,118

			Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
			Equity Fund		Balanced Fund

Class AAA
Shares sold			33,259	35,978	202,941	705,719
Shares issued upon reinvestment of distributions			378,915	613,282	284,089	479,379
Shares redeemed			(424,439)	(548,911)	(731,426)	(1,018,422)

Net increase/(decrease) in Class AAA Shares			(12,265)	100,349	(244,396)	166,676

Class A
Shares sold			2,560	5,690	98,018	308,884
Shares issued upon reinvestment of distributions			10,421	16,765	59,949	85,110
Shares redeemed			(29,282)	(17,470)	(238,280)	(282,916)

Net increase/(decrease) in Class A Shares			(16,301)	4,985	(80,313)	111,078

Class C
Shares sold			343	5,883	55,605	40,314
Shares issued upon reinvestment of distributions			603	5,371	6,632	40,971
Shares redeemed			(6,038)	(36,678)	(136,212)	(257,175)

Net decrease in Class C Shares			(5,092)	(25,424)	(73,975)	(175,890)

Class I
Shares sold			6,698	18,031	108,655	32,773
Shares issued upon reinvestment of distributions			30,864	59,647	24,625	37,989
Shares redeemed			(114,457)	(114,473)	(71,371)	(68,440)

Net increase/(decrease) in Class I Shares			(76,895)	(36,795)	61,909	2,322

TETON Westwood Funds

Notes to Financial Statements (Continued)

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Mighty Mites Fund’s transactions in the securities of these issuers during the fiscal year ended September 30, 2020 is set forth below:

	Market Value at September 30, 2019	Purchases	Sales Proceeds	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value at September 30, 2020	Dividend Income	Percent Owned of Shares Outstanding
Beasley Broadcast Group Inc., Cl. A*	$2,796,200	—	$460,311	—	—	—	—	—
Bel Fuse Inc., Cl. A	2,330,686	—	157,544	$(102,499)	$(355,773)	$1,714,870	$39,834	7.17%
Burnham Holdings Inc., Cl. A	3,847,500	—	375,970	(252,614)	(475,416)	2,743,500	226,831	7.46%
Griffin Industrial Realty Inc.	10,681,028	—	559,929	161,331	4,125,017	14,407,447	140,225	5.25%
Nathan’s Famous Inc.	15,967,513	—	308,949	153,870	(4,689,441)	11,122,993	307,488	5.27%
Schmitt Industries Inc.†	1,599,500	—	441,840	172,795	1,734,585	3,065,040	—	16.00%
The Eastern Co.	8,945,897	—	496,030	(5,811)	(1,943,896)	6,500,160	154,380	5.34%
The General Chemical Group Inc.†*	2,138	—	994	—	—	—	—	—
The L.S. Starrett Co., Cl. A†*	1,959,356	—	963,199	—	—	—	—	—
Trans-Lux Corp.†	497,168	$583,688	8,010	(131,548)	(462,298)	479,000	—	17.81%

Total				$(4,476)	$(2,067,222)	$40,033,010	$868,758

†	Non-income producing security.
*	Security is no longer considered affiliated at September 30, 2020.

10. Indemnifications. The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Funds of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of TETON Westwood Funds and Shareholders of TETON Westwood Mighty MitesSM Fund, TETON Westwood SmallCap Equity Fund, TETON Convertible Securities Fund, TETON Westwood Equity Fund and TETON Westwood Balanced Fund

Opinions on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of TETON Westwood Mighty MitesSM Fund and the accompanying statements of assets and liabilities, including the schedules of investments, of TETON Westwood SmallCap Equity Fund, TETON Convertible Securities Fund, TETON Westwood Equity Fund and TETON Westwood Balanced Fund (constituting TETON Westwood Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

November 25, 2020

We have served as the auditor of one or more investment companies in the Gabelli/GAMCO Fund Complex since 1986.

2020 Tax Notice to Shareholders (Unaudited)

U.S. Government Income: –The percentage of the ordinary income dividend paid by the SmallCap Equity Fund, the Convertible Securities Fund, and the Balanced Fund, (the “Funds”) during the year ended September 30, 2020 which was derived from U.S. Treasury securities was 3.15%, 0.84%, and 11.56%, respectively. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Funds did not meet this strict requirement during the fiscal year ended September 30, 2020. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser for the applicability of the information provided as to your specific situation.

Mighty Mites Fund –During the fiscal year ended September 30, 2020, the Fund paid to shareholders long term capital gains totalling $48,293,347. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees.

SmallCap Equity Fund –During the fiscal year ended September 30, 2020, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short term capital gains) totalling $0.0764, $0.0376, $0.0078, and $0.1228 per share for Class AAA, Class A, Class C and Class I Shares, respectively, and long term capital gains totalling $1,614,226. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. For the fiscal year ended September 30, 2020, 100% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 100% of the ordinary income distributions as qualified short term capital gain. The Fund designates 4.93% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Convertible Securities Fund –During the fiscal year ended September 30, 2020, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short term capital gains) totalling $0.2471, $0.2123, $0.1374, and $0.2807 per share for Class AAA, Class A, Class C and Class I Shares, respectively, and long term capital gains totalling $593,474. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. For the fiscal year ended September 30, 2020, 64.60% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 64.24% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 34.91% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004. The Fund designates 100% of the ordinary income distributions as qualified short term capital gain.

Equity Fund –During the fiscal year ended September 30, 2020, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totalling $0.1077, $0.0778, and $0.1392 per share for Class AAA, Class A, and Class I Shares, respectively, and long term capital gains totalling $4,734,435. For the fiscal year ended September 30, 2020, 100% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.98% of the ordinary income distribution as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Balanced Fund –During the fiscal year ended September 30, 2020, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short term capital gains) totalling $0.1346, $0.1064, $0.0334, and $0.1634 per share for Class AAA, Class A, Class C and Class I Shares, respectively, and long term capital gains totalling $3,812,546. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. For the fiscal year ended September 30, 2020, 100% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 37.54% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

TETON Westwood Funds

Board Consideration and Re-Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

In determining whether to approve the continuance of the Investment Advisory Agreement and Subadvisory Agreement (together, the Agreements), the Board, including a majority of the Trustees who have no direct or indirect interest in the Agreements and are not interested persons of the Funds, as defined in the 1940 Act (the Independent Board Members), considered the following information at a meeting on August 18, 2020:

1) The nature, extent, and quality of services provided by the Adviser and the Subadvisers.

The Board reviewed in detail the nature and extent of the services provided by the Adviser and the Sub-Advisers under the Agreements and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Funds, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Funds and supervisory personnel responsible for supervising the performance of administrative, accounting and related services including, for each Fund, monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulations. The Board noted that, in addition to managing the investment program for the Funds, the Adviser provided certain non-advisory and compliance services, including services under the Funds’ Rule 38a-1 compliance program.

The Board also considered that the Adviser paid for all compensation of officers and Board Members of the Funds who are affiliated with the Adviser and that the Adviser further provided services to shareholders of the Funds who had invested through various programs offered by third party financial intermediaries. The Board evaluated these factors based on its direct experience with the Adviser and Sub-Advisers and in consultation with Fund Counsel. The Board noted that the Adviser had engaged, at its expense, BNY, to assist it in performing certain of its administrative functions. The Board concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through BNY, and by the Sub-Advisers, had not diminished over the past year and that the quality of service continued to be high.

The Board reviewed the personnel responsible for providing services to the Funds and concluded, based on their experience and interaction with the Adviser and Sub-Advisers, that (i) the Adviser and Sub-Advisers were able to retain quality personnel, (ii) the Adviser, Sub- Advisers, and their agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Agreements, (iii) the Adviser and Sub- Advisers were responsive to requests of the Board, (iv) the scope and depth of the Adviser’s and Sub-Advisers’ resources were adequate, and (v) the Adviser and Sub-Advisers had kept the Board apprised of developments relating to each Fund and the industry in general. The Board also focused on the Adviser’s reputation and long-standing relationship with the Funds. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Funds.

2) The performance of the Funds, the Adviser, and the Subadvisers.

The Board reviewed the investment performance of each Fund, on an absolute basis, as compared with Broadridge peer group of other SEC registered funds, and against each Fund’s broad-based securities market benchmarks as reflected in each Fund’s prospectuses and annual report. The Board also considered rankings and ratings of the Funds issued by Broadridge over the short, intermediate, and long term. The Board considered each Fund’s one, three, five and ten year (where applicable) average annual total return for the periods ended June 30, 2020, but placed greatest emphasis on a Fund’s longer term performance. The peer groups considered by the Board were developed by Broadridge and were comprised of funds within the same Broadridge peer group category (the Performance Peer Group), regardless of asset size or primary channel of distribution. Each Fund’s performance against the Performance Peer Group was considered by the Board as providing an objective comparative benchmark against which each Fund’s performance could be assessed. In general, the Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Funds’ shareholders the total return performance that was available in the marketplace, given each Fund’s investment objectives, strategies, limitations, and restrictions. In reviewing the Funds’ performance, the Board noted that the Equity Fund’s performance was below the median for the one year, three year, five year, and ten year periods; the Balanced Fund’s performance was above the median for the three year, five year, and ten year periods, and below the median for the one year period; the SmallCap Equity Fund’s performance was above the median for the one year, three year, five year and ten year periods; the Mighty Mites Fund’s performance was below the median for the one year, three year, five year, and ten year periods; and the Convertible Securities Fund’s performance was above the median for the ten year and five year period, and below the median for the one year and three year periods. The Board Members concluded that the Funds’ performance was reasonable in comparison to that of the Performance Peer Groups.

In connection with its assessment of the performance of the Adviser and the Sub-Advisers, the Board considered the Adviser’s and Sub-Advisers’ financial condition and whether they had the resources necessary to continue to carry out their responsibilities under the Agreements. The Board concluded that the Adviser and Sub-Advisers had the financial resources necessary to continue to perform their obligations under the Agreements and to continue to provide the high quality services that they have provided to the Funds to date.

3) The cost of the advisory services and the profits to the Adviser and Subadviser and their affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the cost of the advisory and sub-advisory services and the profits to the Adviser, Sub-Advisers and their affiliates from their relationships with the Fund, the Board considered a number of factors. First, the Board compared the level of the advisory fee for each Fund against comparative Broadridge expense peer groups (Expense Peer Group). The Board also considered comparative non-advisory fee expenses and comparative total fund expenses of the Funds and each Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser and Sub-Advisers were providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements. The Board noted that the SmallCap Equity Fund and the Convertible Securities Fund operated pursuant to a Fee Waiver and Expense Deferral Agreement with the Adviser wherein the Adviser had agreed to waive a portion of its fee or reimburse a Fund for a portion of its expenses necessary to limit the Fund’s total operating expenses to the level set forth in the respective Fund’s prospectus. The Board noted that the Convertible Securities Fund operated pursuant to an Expenses Limitation Agreement with the Adviser wherein the Adviser had agreed to limit a portion of its fee or reimburse a Fund for a portion of its expenses necessary to limit the Fund’s total operating expenses to the level set forth in the Funds’ prospectus. The Board noted that the advisory fees and total expense ratios for all Funds were higher than the median when compared with those of their Expense Peer Groups. Finally, the Board noted that although the SmallCap Equity Fund and Convertible Securities Fund had agreements in place to limit advisory fees and expenses, the total expense ratios for the SmallCap Equity and Convertible Securities were above the median when compared with their Expense Peer Groups. The Board also reviewed the fees charged by the Adviser and Sub-Advisers to provide similar advisory services to other RICs with similar investment objectives and to separate accounts, noting that in some cases the fees charged by the Adviser or Sub-Advisers were higher and, in other cases lower, than the fees charged to the Funds. In evaluating this information, the Board considered the difference in services provided by the Adviser and Sub-Advisers to these other accounts. In particular, the Board considered the differences in risks involved in managing separate accounts and the Funds from a compliance and regulatory perspective.

The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Funds and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2019. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to each of the Funds. With respect to the Fund analysis, the Board received an analysis based on each Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board concluded that the profitability of the Funds to the Adviser under either analysis was not excessive.

4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Funds at higher asset levels. The Board also reviewed data from the Expense Peer Groups to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Funds were to experience significant asset growth. In the event there was to be significant asset growth in the Funds, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5) Other Factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser and Sub-Advisers from their management of the Funds. The Board considered that the Adviser and Sub-Advisers do use soft dollars in connection with their management of the Funds. Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that each Fund’s advisory fee and, with respect to the Equity Fund and the Balanced Fund, the sub-advisory fee, was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of each Fund’s Advisory Agreement and, with respect to the Equity Fund, Balanced Fund, Mighty Mites Fund, and Convertible Securities Fund, the Sub-Advisory agreements. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

TETON Westwood Funds

Additional Fund Information (Unaudited)

The business and affairs of the Trust are managed under the direction of its Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Trust’s Statement of Additional Information includes additional information about the TETON Westwood Funds’ Trustees and is available, without charge, upon request, by calling 800-WESTWOOD (800-937-8966) or by writing to the TETON Westwood Funds at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s), Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]
INTERESTED TRUSTEE[4]:

Nicholas F. Galluccio Trustee and Portfolio Manager Age: 70	Since 2017	8	President and Chief Executive Officer of Teton Advisors, Inc. (since 2008); Group Managing Director U.S. Equities (2004-2008), Managing Director U.S. Equities (1994-2004), Senior Vice President (1990-2004) and Vice President (1990-1994) and Vice President (1982-1990) of Trust Company of the West (TCW)	Board of Regents of the University of Hartford; Executive Advisory Board of the Columbia Business School Program for Financial Studies

INDEPENDENT TRUSTEES[5]:
Anthony S. Colavita[6] Trustee Age: 59	Since 2017	17	Attorney, Anthony S. Colavita, P.C.	—

James P. Conn Trustee Age: 82	Since 1994	23	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	—

Leslie F. Foley[6] Trustee Age: 52	Since 2017	8	Attorney; Serves on the Boards of the Addison Gallery of American Art at Phillips Academy Andover, National Humanities Center, and Greenwich Country Day School; Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation (2008-2010)	—

Mary E. Hauck Trustee Age: 78	Since 2017	9	Retired Senior Manager of the Gabelli-O’Connor Fixed Income Mutual Funds Management Company	—

Michael J. Melarkey Trustee Age: 70	Since 2017	20	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)

Kuni Nakamura Trustee Age: 52	Since 2017	32	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees	—

Werner J. Roeder Trustee Age: 80	Since 1994	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Salvatore J. Zizza6,[7] Trustee Age: 74	Since 2004	30	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing)(2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

Name, Position(s), Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 68	Since 1994	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Chief Executive Officer of G.distributors, LLC since January 2020

John C. Ball Treasurer Age: 44	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017

Peter Goldstein Secretary Age: 67	Since 2020	General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 61	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Office for Gabelli Funds, LLC since 2015

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Amended By-Laws and Amended and Restated Declaration of Trust. For officers, includes time served in prior officer positions with the Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, i.e., public companies, or other investment companies registered under the Investment Company Act of 1940.

4

“Interested person” of the Funds as defined in the 1940 Act. Mr. Galluccio is considered an “interested person” because of his affiliation with Teton Advisors, Inc. that acts as the Funds’ investment adviser.

5	Trustees who are not interested persons are considered “Independent” Trustees.

6

Mr. Colavita’s father, Anthony J. Colavita, and Ms. Foley’s father, Frank J. Fahrenkopf, Jr., serve as directors of other funds in the Fund Complex. Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be under common control with the Adviser.

7

On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended (the 1934 Act). The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Trustee.

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TETON WESTWOOD FUNDS

TETON Westwood Mighty MitesSM Fund

TETON Westwood SmallCap Equity Fund

TETON Convertible Securities Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

One Corporate Center
Rye, New York 10580-1422
General and Account Information:
800-WESTWOOD [800-937-8966]
fax: 914-921-5118
website: www.tetonadv.com
e-mail: info@tetonadv.com

Board of Trustees

ANTHONY S. COLAVITA	NICHOLAS F. GALLUCCIO*	KUNI NAKAMURA
Attorney, Anthony S. Colavita, P.C.	President and Chief Executive Officer, Teton Advisors, Inc.	President of Advanced Polymer, Inc.

JAMES P. CONN	MARY E. HAUCK	WERNER J. ROEDER
Former Managing Director and Chief Investment Officer, Financial Security Assurance Holdings Ltd.	Former Senior Portfolio Manager, Gabelli-O’Connor Fixed Income Mutual Fund Management Company	Former Medical Director, Lawrence Hospital

LESLIE F. FOLEY	MICHAEL J. MELARKEY	SALVATORE J. ZIZZA
Attorney	Of Counsel, McDonald Carano Wilson LLP	Chairman, Zizza & Associates Corp.

*Interested Trustee

Officers
BRUCE N. ALPERT		PETER GOLDSTEIN
President		Secretary
JOHN C. BALL		RICHARD J. WALZ
Treasurer		Chief Compliance Officer

Investment Adviser		Distributor
Teton Advisors, Inc.		G.distributors, LLC
Custodian		Legal Counsel
The Bank of New York Mellon		Paul Hastings LLP

We have separated the portfolio managers’ commentaries from the financial statements and investment portfolios due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentaries is unrestricted. Both the commentaries and the financial statements, including the portfolio of investments, will be available on our website at www.tetonadv.com.

This report is submitted for the information of the shareholders of the TETON Westwood Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GABWWQ320AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Kuni Nakamura is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $141,908 in 2019 and $122,784 in 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2019 and $0 in 2020.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $30,260 in 2019 and $26,660 in 2020. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2019 and $0 in 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Advisers, Inc., and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) N/A

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $30,260 in 2019 and $26,660 in 2020.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)

TETON Westwood Mighty Mites Fund

Schedule of Investments — September 30, 2020

Shares		Cost	Market Value
	COMMON STOCKS — 98.2%
	Aerospace and Defense — 7.4%
845,640	Aerojet Rocketdyne Holdings Inc.†	$4,265,449	$33,732,580
90,540	Allied Motion Technologies Inc.	3,270,610	3,737,491
86,000	Avio SpA†	1,211,004	1,353,156
115,000	Innovative Solutions and Support Inc.	434,440	786,600
7,000	Kratos Defense &Security Solutions Inc.†	42,963	134,960
79,000	Park Aerospace Corp.	1,269,943	862,680

		10,494,409	40,607,467

	Agriculture — 0.8%
215	J.G. Boswell Co.	136,405	117,229
223,000	Limoneira Co.	4,225,368	3,188,900
486,000	S&W Seed Co.†	1,677,841	1,205,280

		6,039,614	4,511,409

	Airlines — 0.0%
225,000	American Airlines Group Inc., Escrow†	173	6,750

	Automotive — 1.6%
6,000	Lithia Motors Inc., Cl. A	102,875	1,367,640
12,000	Navistar International Corp.†	90,600	522,480
29,605	Rush Enterprises Inc., Cl. A	545,615	1,496,237
75,005	Rush Enterprises Inc., Cl. B	1,362,651	3,322,722
34,000	Sonic Automotive Inc., Cl. A	434,688	1,365,440
70,000	Wabash National Corp.	132,194	837,200

		2,668,623	8,911,719

	Automotive: Parts and Accessories — 1.3%
50,000	Dana Inc.	331,528	616,000
12,190	Gentherm Inc.†	177,000	498,571
180,000	Modine Manufacturing Co.†	2,032,614	1,125,000
18,000	Motorcar Parts of America Inc.†	236,616	280,080
80,000	Puradyn Filter Technologies Inc.†	13,774	880
49,028	Standard Motor Products Inc.	542,947	2,189,100
110,560	Strattec Security Corp.	2,225,345	2,200,144
20,500	Titan International Inc.	88,258	59,245

		5,648,082	6,969,020

	Aviation: Parts and Services — 2.2%
13,500	Astronics Corp.†	83,521	104,220
23,896	Astronics Corp., Cl. B†	144,647	185,194
184,040	Ducommun Inc.†	4,617,805	6,058,597
149,200	Kaman Corp.	3,878,938	5,814,324

		8,724,911	12,162,335

	Broadcasting — 1.2%
626,000	Beasley Broadcast Group Inc., Cl. A	3,141,442	776,240
336,455	Dish TV India Ltd., GDR†	265,892	26,916
40,160	Entercom Communications Corp., Cl. A	174,026	64,658
241,120	Gray Television Inc.†	265,142	3,320,222
86,293	Gray Television Inc., Cl. A†	620,246	1,057,089
32,000	Sinclair Broadcast Group Inc., Cl. A	51,619	615,360
153,000	Townsquare Media Inc., Cl. A .	1,210,873	712,980

		5,729,240	6,573,465

	Building and Construction — 3.2%
104,000	Gibraltar Industries Inc.†	2,474,969	6,774,560
5,500	Granite Construction Inc.	128,087	96,855
7,000	Herc Holdings Inc.†	214,934	277,270
505,000	Huttig Building Products Inc.† .	541,555	1,105,950

Shares		Cost	Market Value
96,470	MYR Group Inc.†	$2,163,507	$3,586,755
98,300	The Monarch Cement Co.	2,613,163	5,593,270

		8,136,215	17,434,660

	Business Services — 2.7%
362,701	Diebold Nixdorf Inc.†	1,565,311	2,771,036
3,700	Du-Art Film Laboratories Inc.†.	639,538	412,550
174,172	GP Strategies Corp.†	2,022,908	1,679,018
14,500	IAA Inc.†	123,103	755,015
23,300	ICF International Inc.	558,939	1,433,649
32,029	KAR Auction Services Inc.	168,870	461,218
11,000	Macquarie Infrastructure Corp.	17,049	295,790
40,000	MDC Partners Inc., Cl. A†	134,642	64,400
150,000	MoneyGram International Inc.†	295,467	423,750
223,129	PFSweb Inc.†	982,450	1,492,733
500	Stamps.com Inc.†	6,278	120,475
80,000	Team Inc.†	1,138,557	440,000
28,792	Trans-Lux Corp.†(a)(b)(c)	25,123	5,758
2,366,208	Trans-Lux Corp.†(c)	1,265,462	473,242
50,160	Viad Corp.	1,228,840	1,044,833
103,169	Willdan Group Inc.†	3,189,662	2,631,841

		13,362,199	14,505,308

	Communications — 0.2%
91,000	Comtech Telecommunications Corp.	1,559,682	1,274,000

	Communications Equipment — 0.4%
349,500	Communications Systems Inc.	2,610,164	1,338,585
257,500	Extreme Networks Inc.†	873,153	1,035,150

		3,483,317	2,373,735

	Computer Software and Services — 2.8%
742,821	Alithya Group Inc., Cl. A†	1,792,874	1,545,068
180,380	American Software Inc., Cl. A	1,637,478	2,532,535
324,000	Avid Technology Inc.†	1,957,485	2,773,440
48,000	Cardlytics Inc.†	616,452	3,387,360
45,000	DHI Group Inc.†	81,549	101,700
160,620	Digi International Inc.†	1,925,845	2,510,491
10,000	iGO Inc.†	31,808	17,400
10,000	Materialise NV, ADR†	58,532	369,100
146,000	Mitek Systems Inc.†	859,565	1,860,040
1,000	Tyler Technologies Inc.†	16,928	348,560

		8,978,516	15,445,694

	Consumer Products — 3.3%
120,250	Acme United Corp.	2,144,864	2,769,129
71,000	Bassett Furniture Industries
	Inc.	1,047,293	971,280
60,717	Callaway Golf Co.	434,632	1,162,123
660,000	Goodbaby International
	Holdings Ltd.†	283,704	82,606
5,000	Johnson Outdoors Inc., Cl. A	145,741	409,450
247,175	Lifetime Brands Inc.	2,628,575	2,335,804
482,500	Marine Products Corp.	3,344,025	7,546,300
46,000	MarineMax Inc.†	663,794	1,180,820
35,300	Oil-Dri Corp. of America	697,977	1,262,681
5,700	PC Group Inc.†	3,465	29
2,600,000	Playmates Holdings Ltd.	310,336	275,095
45,000	ZAGG Inc.†	282,907	126,000

		11,987,313	18,121,317

	Consumer Services — 1.0%
123,000	1-800-Flowers.com Inc., Cl. A†	303,657	3,067,620
66,000	Bowlin Travel Centers Inc.†	90,387	189,750
85,000	Carriage Services Inc.	1,633,323	1,896,350
800	Collectors Universe Inc.	0	39,592

		2,027,367	5,193,312

4

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2020

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Diversified Industrial — 11.7%
40,980	Ampco-Pittsburgh Corp.†	$145,279	$143,020
236,000	Burnham Holdings Inc., Cl. A(c)	3,695,253	2,743,500
48,078	Chase Corp.	734,849	4,586,641
96,360	Columbus McKinnon Corp.	1,557,464	3,189,516
15,000	FormFactor Inc.†	94,893	373,950
36,000	Graham Corp.	579,936	459,720
448,313	Griffon Corp.	4,912,186	8,760,036
18,700	Haulotte Group SA	100,407	88,467
155,030	Intevac Inc.†	689,093	854,215
33,000	John Bean Technologies Corp.	949,283	3,032,370
114,000	L.B. Foster Co., Cl. A†	1,767,971	1,529,880
268,502	Lawson Products Inc.†	3,971,417	11,016,637
80,680	Lydall Inc.†	774,164	1,334,447
8,000	MSA Safety Inc.	259,401	1,073,360
823,870	Myers Industries Inc.	12,915,179	10,899,800
40,000	Napco Security Technologies Inc.†	204,295	940,000
184,001	Park-Ohio Holdings Corp.	3,897,701	2,956,896
25,080	Raven Industries Inc.	497,955	539,722
19,500	RWC Inc.†	311,534	212,063
27,000	Standex International Corp.	956,652	1,598,400
50,000	Steel Partners Holdings LP†	739,674	308,695
428,000	Tredegar Corp.	6,971,792	6,364,360
205,000	Twin Disc Inc.†	3,131,040	1,037,300

		49,857,418	64,042,995

	Educational Services — 0.1%
96,000	Universal Technical Institute
	Inc.†	293,422	487,680

	Electronics — 4.5%
27,200	Badger Meter Inc.	463,835	1,778,064
153,800	Bel Fuse Inc., Cl. A(c)	2,847,185	1,714,870
299,500	CTS Corp.	2,562,872	6,597,985
42,000	Daktronics Inc.	367,396	166,320
30,000	IMAX Corp.†	129,139	358,800
51,500	Kimball Electronics Inc.†	310,906	595,340
3,084	Littelfuse Inc.	416,678	546,917
7,500	Mesa Laboratories Inc.	214,190	1,910,700
20,800	Methode Electronics Inc.	126,090	592,800
594,000	Schmitt Industries Inc.†(c)	1,343,315	3,065,040
144,038	Stoneridge Inc.†	1,488,430	2,645,978
16,000	Stratasys Ltd.†	274,798	199,520
142,870	Ultra Clean Holdings†	402,950	3,065,990
184,000	Ultralife Corp.†	1,301,548	1,085,600

		12,249,332	24,323,924

	Energy and Utilities: Natural Gas — 0.9%
640,000	Alvopetro Energy Ltd.†	273,991	273,966
18,750	Chesapeake Utilities Corp.	336,518	1,580,625
108,684	Corning Natural Gas Holding Corp.	1,015,904	1,793,286
54,310	RGC Resources Inc.	459,371	1,273,570

		2,085,784	4,921,447

	Energy and Utilities: Services — 0.0%
24,000	Dawson Geophysical Co.†	62,929	42,240
61,000	RPC Inc.†	110,360	161,040
6,500	Subsea 7 SA, ADR†	23,304	46,020

		196,593	249,300

	Energy and Utilities: Water — 2.0%
35,926	Artesian Resources Corp., Cl. A	919,935	1,238,369
12,000	Cadiz Inc.†	112,655	119,160
24,300	California Water Service Group	472,668	1,055,835
62,000	Consolidated Water Co. Ltd.	674,528	645,420

			Market
Shares		Cost	Value
30,000	Energy Recovery Inc.†	$85,397	$246,000
26,133	Middlesex Water Co.	514,486	1,624,166
66,304	SJW Group	1,695,108	4,035,261
45,007	The York Water Co.	756,043	1,902,446

		5,230,820	10,866,657

	Entertainment — 0.4%
1,100	Canterbury Park Holding
	Corp.	12,138	13,398
644,512	Dover Motorsports Inc.	1,482,357	908,762
20,000	National CineMedia Inc.	82,070	54,300
153,750	Sportech plc†	163,480	35,215
30,000	World Wrestling
	Entertainment Inc., Cl. A	455,207	1,214,100

		2,195,252	2,225,775

	Environmental Control — 1.0%
95,000	Casella Waste Systems Inc.,
	Cl. A†	379,154	5,305,750
19,894	Primo Water Corp.	183,903	282,495

		563,057	5,588,245

	Equipment and Supplies — 4.4%
17,500	AZZ Inc.	662,958	597,100
44,266	CIRCOR International Inc.†	1,052,497	1,210,675
178,500	Core Molding Technologies Inc.†	1,252,561	1,581,510
145,000	Federal Signal Corp.	844,876	4,241,250
70,000	Interpump Group SpA	472,139	2,603,323
150,000	Kimball International Inc., Cl. B	1,405,687	1,581,000
17,100	Maezawa Kyuso Industries Co. Ltd.	92,537	372,920
18,293	Powell Industries Inc.	647,522	441,410
333,000	The Eastern Co.(c)	6,171,741	6,500,160
83,000	The Gorman-Rupp Co.	1,857,345	2,445,180
57,000	The L.S. Starrett Co., Cl. A†	515,231	168,150
177,065	Titan Machinery Inc.†	2,755,806	2,342,570
33,000	TransAct Technologies Inc.	109,747	165,000

		17,840,647	24,250,248

	Financial Services — 8.2%
50,000	Allegiance Bancshares Inc.	2,000,665	1,168,500
3,000	Ameris Bancorp	21,012	68,340
18,000	Atlantic American Corp.†	66,024	36,000
252,658	Atlantic Capital Bancshares Inc.†	4,364,143	2,867,668
41,744	Atlantic Union Bankshares Corp.	1,292,800	892,069
13,500	Berkshire Bancorp Inc.†	170,924	116,910
11,275	Berkshire Hills Bancorp Inc.	206,283	113,990
75	Burke & Herbert Bank and Trust Co.	95,726	123,563
20,558	Cadence BanCorp.	446,541	176,593
83,300	Capital City Bank Group Inc.	2,032,512	1,565,207
8,000	Capitol Federal Financial Inc.	91,259	74,120
16,560	Citizens & Northern Corp.	325,075	268,934
5,500	ConnectOne Bancorp Inc.	124,793	77,385
28,500	Crazy Woman Creek Bancorp Inc.	492,534	445,883
32,580	Dime Community Bancshares Inc.	522,755	368,480
1,120	Farmers & Merchants Bank of Long Beach	6,157,165	6,829,760
40,000	Farmers National Banc Corp.	333,870	436,800
31,440	First Internet Bancorp	642,411	463,111
403,300	Flushing Financial Corp.	6,409,027	4,242,716
74,000	FNB Corp.	719,682	501,720
16,058	FS Bancorp Inc.	589,634	658,378

5

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2020

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
67,500	GTY Technology Holdings Inc.†	$476,606	$178,875
10	Guaranty Corp., Cl. A†(d)	137,500	138,000
46,270	Hallmark Financial Services Inc.†	362,676	121,227
27,300	HomeStreet Inc.	273,000	703,248
9,030	Hope Bancorp Inc.	47,336	68,493
104,000	I3 Verticals Inc., Cl. A†	1,644,043	2,626,000
17,000	ICC Holdings Inc.†	170,000	198,900
89,800	KKR & Co. Inc.	12,530	3,083,732
67,700	Legacy Housing Corp.†	791,575	926,136
5,440	LendingTree Inc.†	158,425	1,669,482
120,000	Medallion Financial Corp.†	530,422	300,000
4,197	Northrim BanCorp Inc.	91,497	106,982
19,390	OceanFirst Financial Corp.	359,396	265,449
55,332	People’s United Financial Inc.	831,133	570,473
146,000	Pzena Investment Management Inc., Cl. A	1,094,527	782,560
36,971	Renasant Corp.	414,186	839,981
4,000	Richmond Mutual BanCorp Inc.	52,590	42,320
2,989	Salisbury Bancorp Inc.	129,412	94,482
27,000	Sandy Spring Bancorp Inc.	900,510	623,160
3,000	Seacoast Banking Corp. of Florida†	92,978	54,090
4,500	Security National Corp.	409,597	508,500
77,000	Silvercrest Asset Management Group Inc., Cl. A	1,053,597	805,420
6,750	Simmons First National Corp., Cl. A	152,916	107,021
13,000	South State Corp.	1,118,253	625,950
44,980	Southern First Bancshares Inc.†	1,925,597	1,086,267
37,000	Southern National Bancorp of Virginia Inc.	594,831	321,160
4,500	Southside Bancshares Inc.	153,548	109,935
118,143	Sterling Bancorp	1,177,409	1,242,864
5,700	Thomasville Bancshares Inc.	216,040	263,625
5,000	Towne Bank	146,110	82,000
4,200	TriState Capital Holdings Inc.†.	41,237	55,608
50,050	TrustCo Bank Corp.	230,230	261,261
51,152	Valley National Bancorp	344,052	350,391
32,800	Value Line Inc.	323,657	810,160
45,900	Washington Trust Bancorp Inc.	1,029,684	1,407,294
74,800	Waterstone Financial Inc.	797,062	1,158,652
79,260	Western New England Bancorp Inc.	675,293	446,234
260,000	Wright Investors’ Service Holdings Inc.†	154,675	91,000

		46,218,965	44,623,059

	Food and Beverage — 2.2%
84,600	Andrew Peller Ltd., Cl. A	357,330	641,703
1,900	Bridgford Foods Corp.†	32,687	34,789
51,500	Calavo Growers Inc.	1,564,758	3,412,905
133,000	Corby Spirit and Wine Ltd., Cl. A	1,998,640	1,567,174
380,000	Crimson Wine Group Ltd.†	3,385,473	1,881,000
127,000	Farmer Brothers Co.†	2,087,873	561,340
1,250	Hanover Foods Corp., Cl. A	118,556	96,719
300	Hanover Foods Corp., Cl. B	28,206	23,250
23,000	Iwatsuka Confectionery Co. Ltd.	796,620	828,711
1,500	J & J Snack Foods Corp.	21,624	195,585
8,490	John B Sanfilippo & Son Inc.	388,940	639,976
55,441	Massimo Zanetti Beverage Group SpA	400,061	322,411

			Market
Shares		Cost	Value
70,000	Premier Foods plc†	$32,686	$83,551
1,510	Rock Field Co. Ltd.	11,171	21,118
4,600	Scheid Vineyards Inc., Cl. A†	56,199	82,800
4,700	T. Hasegawa Co. Ltd.	98,330	94,165
235,200	Tingyi (Cayman Islands) Holding Corp.	345,177	414,556
224,400	Vitasoy International Holdings Ltd.	122,705	870,087
23,000	Willamette Valley Vineyards Inc.†	88,087	141,450

		11,935,123	11,913,290

	Health Care — 9.7%
16,000	Accuray Inc.†	118,880	38,400
22,000	Anika Therapeutics Inc.†	646,748	778,580
102,870	BioTelemetry Inc.†	635,609	4,688,815
5,700	Boiron SA	96,539	273,001
22,500	Cantel Medical Corp.	290,818	988,650
103,660	Cardiovascular Systems Inc.†	1,796,018	4,079,021
9,500	CareDx Inc.†	51,130	360,430
7,000	Collegium Pharmaceutical Inc.†	129,826	145,740
341,940	Cutera Inc.†	5,024,477	6,486,602
5,000	Elanco Animal Health Inc.†	167,117	139,650
41,142	Electromed Inc.†	92,631	428,288
64,000	Exelixis Inc.†	121,920	1,564,800
2,200	Heska Corp.†	20,405	217,338
276,248	InfuSystem Holdings Inc.†	691,483	3,541,499
23,000	Integer Holdings Corp.†	479,237	1,357,230
191,665	IntriCon Corp.†	1,929,048	2,334,480
28,000	Invitae Corp.†	199,816	1,213,800
26,000	Kindred Biosciences Inc.†	236,733	111,540
5,500	LeMaitre Vascular Inc	133,878	178,915
25,000	Meridian Bioscience Inc.†	359,530	424,500
113,500	Neogen Corp.†	332,570	8,881,375
68,280	NeoGenomics Inc.†	221,377	2,518,849
35,613	Omnicell Inc.†	588,124	2,658,867
220,000	OPKO Health Inc.†	532,213	811,800
25,002	Option Care Health Inc.†	212,109	334,277
62,700	Orthofix Medical Inc.†	1,412,959	1,952,478
19,000	Paratek Pharmaceuticals Inc.† .	86,748	102,790
3,600	Quidel Corp.†	40,221	789,768
79,934	SurModics Inc.†	1,611,259	3,110,232
2,000	Targanta Therapeutics Corp., Escrow†(d)	0	0
70,511	United-Guardian Inc.	634,516	1,058,370
1,400	Utah Medical Products Inc.	36,362	111,818
42,000	Zealand Pharma A/S†	507,492	1,598,009

		19,437,793	53,279,912

	Hotels and Gaming — 3.4%
59,800	Boyd Gaming Corp.	347,400	1,835,262
23,000	Caesars Entertainment Inc.†	93,668	1,289,380
10,600	Churchill Downs Inc.	207,349	1,736,492
1,142,119	Full House Resorts Inc.†	2,718,629	2,215,711
609,210	Golden Entertainment Inc.†	6,384,789	8,425,374
353,221	Inspired Entertainment Inc.†	2,214,911	1,045,534
40,000	PlayAGS Inc.†	370,578	141,600
89,000	The Marcus Corp.	1,143,952	687,970
47,964	Twin River Worldwide Holdings Inc.	1,417,129	1,260,014

		14,898,405	18,637,337

	Machinery — 4.7%
271,000	Astec Industries Inc.	9,388,546	14,701,750
4,600	DMG Mori AG	24,615	217,620
492,000	Gencor Industries Inc.†	3,160,970	5,426,760
4,980	Lindsay Corp.	426,333	481,466
26,650	Tennant Co.	773,101	1,608,594
36,900	The Middleby Corp.†	379,554	3,310,299

6

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2020

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Machinery (Continued)
22,000	Williams Industrial Services Group Inc.†	$76,872	$39,600

		14,229,991	25,786,089

	Manufactured Housing and Recreational Vehicles — 2.7%
30,400	Cavco Industries Inc.†	1,921,920	5,481,424
175,250	Nobility Homes Inc.	2,038,510	4,030,750
96,500	Skyline Champion Corp.†	754,732	2,583,305
47,500	Winnebago Industries Inc.	462,042	2,454,325

		5,177,204	14,549,804

	Metals and Mining — 0.2%
25,000	5N Plus Inc.†	89,628	33,607
70,000	Osisko Gold Royalties Ltd.	988,293	827,982
400,000	Tanami Gold NL†	17,082	16,904

		1,095,003	878,493

	Paper and Forest Products — 0.3%
26,550	Keweenaw Land Association Ltd.†	2,236,246	1,765,575

	Publishing — 1.5%
20,000	A.H. Belo Corp., Cl. A	76,064	28,200
100,000	ARC Document Solutions Inc	179,113	90,000
693,600	The E.W. Scripps Co., Cl. A	3,619,687	7,934,784
9,500	Tribune Publishing Co.	94,275	110,770

		3,969,139	8,163,754

	Real Estate — 4.3%
120,000	Ambase Corp.†	127,974	35,100
113,300	Capital Properties Inc., Cl. A	1,205,957	1,612,825
5,040	Cohen & Steers Inc.	135,813	280,930
30,000	DREAM Unlimited Corp.,
	Cl. A	331,539	438,211
22,500	FRP Holdings Inc.†	740,269	937,575
269,550	Griffin Industrial Realty Inc.(c)	7,752,301	14,407,447
14,138	Gyrodyne LLC†	394,093	233,418
6,531	Holobeam Inc.†	109,218	282,466
28,000	New Senior Investment Group
	Inc., REIT	158,442	112,000
301,269	Reading International Inc.,
	Cl. A†	2,335,373	970,086
73,770	Reading International Inc.,
	Cl. B†	652,250	1,809,578
2,508	Royalty LLC†(d)	0	255
108,000	Tejon Ranch Co.†	2,405,690	1,528,200
568,000	Trinity Place Holdings Inc.†	2,955,836	800,880

		19,304,755	23,448,971

	Restaurants — 2.1%
43,000	Denny’s Corp.†	133,104	430,000
217,034	Nathan’s Famous Inc.(c)	3,081,947	11,122,993

		3,215,051	11,552,993

	Retail — 1.8%
55,000	Big 5 Sporting Goods Corp.	350,624	411,400
32,000	Ethan Allen Interiors Inc.	615,674	433,280
74,740	Ingles Markets Inc., Cl. A	1,297,052	2,843,110
69,000	Lands’ End Inc.†	1,051,380	899,070
35,000	La-Z-Boy Inc.	767,015	1,107,050
93,000	Movado Group Inc.	1,519,289	924,420
300	PetIQ Inc.†	7,511	9,876
1,000	PetMed Express Inc.	15,765	31,620
118,674	Village Super Market Inc.,
	Cl. A	3,145,940	2,920,567

		8,770,250	9,580,393

			Market
Shares		Cost	Value
	Semiconductors — 0.4%
30,000	Entegris Inc.	$140,934	$2,230,200

	Specialty Chemicals — 2.6%
832,360	Ferro Corp.†	3,515,594	10,321,264
36,420	Hawkins Inc.	1,294,278	1,678,962
4,100	Minerals Technologies Inc.	121,383	209,510
66,000	Navigator Holdings Ltd.†	618,902	551,760
2,000	Takasago International Corp.	52,676	41,303
38,500	Teraoka Seisakusho Co. Ltd.	284,218	148,575
66,900	The General Chemical Group Inc.†	6,021	836
194,174	Treatt plc	1,044,380	1,513,344

		6,937,452	14,465,554

	Telecommunications — 1.0%
90,000	A10 Networks Inc.†	576,095	573,300
27,000	Consolidated Communications Holdings Inc.†	155,786	153,630
15,000	Frequency Electronics Inc.†	166,203	151,650
185,000	HC2 Holdings Inc.†	623,406	447,700
18,000	Iridium Communications Inc.†	144,665	460,440
55,050	Nuvera Communications Inc.	503,244	952,365
495,000	ORBCOMM Inc.†	2,746,186	1,683,000
5,000	Preformed Line Products Co.	209,572	243,600
16,500	Shenandoah Telecommunications Co.	84,468	733,178

		5,209,625	5,398,863

	Transportation — 0.0%
4,800	Patriot Transportation Holding
	Inc.	95,199	42,144

	TOTAL COMMON STOCKS	342,223,121	537,362,893

	CLOSED-END FUNDS — 0.1%
88,100	MVC Capital Inc.	742,748	688,061

	PREFERRED STOCKS — 0.7%
	Automotive: Parts and Accessories — 0.1%
22,300	Jungheinrich AG	60,910	769,732

	Financial Services — 0.6%
169,000	Steel Partners Holdings LP
	Ser. A, 6.000%	4,632,400	3,217,760

	TOTAL PREFERRED STOCKS	4,693,310	3,987,492

	CONVERTIBLE PREFERRED STOCKS — 0.0%
	Food and Beverage — 0.0%
500	Seneca Foods Corp.,
	Ser. 2003	7,625	17,865

	MANDATORY CONVERTIBLE SECURITIES (e) — 0.1%
	Energy and Utilities — 0.1%
15,095	Corning Natural Gas Holding
	Corp., 4.800%, Ser. B,
	09/30/26	313,221	332,090

	RIGHTS — 0.0%
	Entertainment — 0.0%
550,000	Media General Inc., CVR†(d)	1	1

	Health Care — 0.0%
40,000	Elanco Animal Health Inc.,
	CVR†	0	400
8,000	Progenics Pharmaceuticals Inc.,
	CVR†(d)	0	3,978

7

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2020

Shares		Cost	Market Value
	RIGHTS (Continued)
	Health Care (Continued)
200,000	Teva Pharmaceutical Industries Ltd., CCCP, expire 02/20/23†(d)	$103,591	$0

		103,591	4,378

	TOTAL RIGHTS	103,592	4,379

	WARRANTS — 0.0%
	Business Services — 0.0%
1	Internap Corp., expire 05/08/24†	0	652

	Diversified Industrial — 0.0%
47,000	Ampco-Pittsburgh Corp., expire 08/01/25†	32,110	17,390

	Energy and Utilities — 0.0%
86	Key Energy Services Inc., expire 12/15/20†(d)	0	0
86	Key Energy Services Inc., expire 12/15/21†(d)	0	0

		0	0

	Energy and Utilities: Natural Gas — 0.0%
144	PHI Group Inc., expire 09/04/22†	0	0

	Energy and Utilities: Services — 0.0%
7,627	Weatherford International plc, expire 12/13/23†	0	991

	Health Care — 0.0%
8,737	Option Care Health Inc., Cl. A, expire 07/27/25†	7,979	3,071
8,737	Option Care Health Inc., Cl. B, expire 07/27/25†	7,554	2,497

		15,533	5,568

	TOTAL WARRANTS	47,643	24,601

	U.S. GOVERNMENT OBLIGATIONS — 0.2%
995,000	U.S. Treasury Bill,
	0.090%††, 12/24/20	994,791	994,791

	TOTAL MISCELLANEOUS
	INVESTMENTS — 1.1%(f)	5,279,418	5,880,565

	TOTAL
	INVESTMENTS — 100.4%	$354,405,469	549,292,737

	Other Assets and Liabilities (Net) — (0.4)%		(2,238,076)

	NET ASSETS — 100.0%		$547,054,661

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)

At September 30, 2020, the Fund held an investment in a restricted and illiquid security amounting to $5,758 or 0.00% of net assets., which was valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	09/30/20 Carrying Value Per Share
28,792	Trans-Lux Corp.	06/01/09- 09/25/18	$25,123	0.2000

(c)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.

(d)	Security is valued under procedures adopted by the Board of Trustees and is classified as Level 3 in the fair value hierarchy.

(e)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.

(f)	Represents previously undisclosed, unrestricted securities which the Fund has held for less than one year.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CCCP	Contingent Cash Consideration Payment

CVR	Contingent Value Right

GDR	Global Depositary Receipt

REIT	Real Estate Investment Trust

8

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The TETON Westwood Funds

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	December 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	December 4, 2020

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	December 4, 2020

* Print the name and title of each signing officer under his or her signature.